UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2009

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
Inflation Protected Securities
Short Duration Government
Ultra-Short Duration Government

Goldman Sachs Short Duration and Government
Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	ULTRA-SHORT DURATION GOVERNMENT

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Market Overview	4
Portfolio Management Discussions and Performance Summaries	7
Schedules of Investments	26
Financial Statements	54
Notes to Financial Statements	62
Financial Highlights	80
Other Information	90

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Enhanced Income Fund invests primarily in a portfolio of fixed income government securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Inflation Protected Securities Fund invests primarily in inflation protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate securities, high yield securities and securities issued by foreign corporate and governmental issuers. Inflation protected securities are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of inflation protected securities is not guaranteed, and will fluctuate in response to changes in real interest rates. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government. Fixed income securities are subject to the risks associated with debt securities, including credit, liquidity and interest rate risk. High yield, lower rated fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities issued by foreign or emerging market issuers are less liquid and are subject to greater price volatility than U.S. securities and will be subject to the risks of currency fluctuations and fluctuations due to sudden economic or political developments.

The Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset
Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET OVERVIEW

Goldman Sachs Short Duration and
Government Fixed Income Funds

Market Review

The combination of improving financial conditions and stability in economic data led to a dramatic increase in demand for riskier fixed income assets during the six months ended September 30, 2009 (the “Reporting Period”). Fears of financial systemic risk were significantly reduced as a result of unprecedented policy mechanisms put in place earlier in the calendar year. After edging higher throughout the spring as the pace of economic decline began to level off, the Purchasing Managers’ Index, which is an indicator of the economic health of the manufacturing sector, as reported by the Institute of Supply Management, rose above 50 for the first time in 18 months in August 2009. Because a reading above 50 indicates growth in the manufacturing sector, this was one of the strongest and most hopeful pieces of evidence that the economy had begun to pull out of recession. Business inventories declined and retail sales were also better than expected. Although some of the uptick was attributed to higher gasoline prices, the government’s “Cash for Clunkers” program also provided a boost to retail sales. Indeed, even excluding auto sales, retail sales rose 1.1% in August 2009, significantly more than the forecasted 0.4% increase, indicating that the renewed strength in private demand was broader than expected. While the marked upturn in discretionary spending indicated the possibility of sustained economic recovery, consumers continued to be burdened by high debt levels and a weak labor market. The pace of decline in nonfarm payrolls slowed, but at the end of September, the unemployment rate stood at 9.8%, the highest rate since June 1983. Although commodity and energy prices rose during the Reporting Period, inflation remained subdued. In a statement following its June meeting, the Federal Open Market Committee (the “Fed”) stated that “substantial resource slack is likely to dampen cost pressures, and the Committee expects that inflation will remain subdued for some time.” This sentiment was repeated by the Fed following its September meeting.

During the first months of the Reporting Period, what is known as the TED spread, which is the difference in yield between 3-month LIBOR* and 3-month U.S. Treasuries and a common measure of financial stress, stood at about 0.50%. This was the lowest reading of the TED spread since the middle of 2007, before the credit crisis hit in earnest. Interest rates rose during most of the second calendar quarter, but reversed course in the final weeks of June as heavy supply was well absorbed. Nevertheless, the 10-year Treasury ended the second calendar quarter 87 basis points (0.87%) higher at a yield of 3.53%. Notably, the U.S. Treasury yield curve, or spectrum of maturities, reached its steepest level ever, meaning the yields on securities with longer-term maturities were significantly higher than the yields on securities with shorter-term maturities. The differential between 2- and 10-year Treasury notes reached 275 basis points (2.75%) in May before ending June at 242 basis points (2.42%). Investors showed a strong appetite for risky assets and all spread, or non-Treasury, sectors handily outperformed U.S. Treasuries.

*	LIBOR, or London Interbank Offered Rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

MARKET OVERVIEW

In the third calendar quarter, interest rates were relatively stable and even declined slightly aided by continued signs of easy monetary policy. In its statement following its September meeting, the Fed stated that it “continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The 10-year Treasury ended the period 23 basis points (0.23%) lower at a yield of 3.31%. The 10-year Treasury remained surprisingly strong mainly due to support from international and domestic fund flows. The Treasury yield curve flattened slightly, meaning the difference in yields between shorter-term and longer-term Treasury securities narrowed. Still, the Treasury yield curve remained steep as the differential between the 2- and 10-year Treasury notes was 236 basis points (2.36%) at the end of September. Investors continued to show a strong appetite for risky assets and all non-Treasury sectors added to their year-to-date outperformance versus Treasuries.

Looking Ahead

In our view, the U.S. economy will likely continue to rebound in the months ahead, but the sustainability of the recovery remains an open question. Most of the economic growth during the second half of 2009 is being driven by what may be temporary factors, including government spending, corporate cost-cutting and inventory rebuilding. We expect that these sources of growth will begin to fade in 2010, and consumer spending and/or business investment will need to sustain the recovery. We believe prospects for consumption are still the key, because we see little potential for business investment to be a strong source of growth unless end-demand improves. While retail sales saw an uptick, with help from a temporary boost to auto sales with the “Cash for Clunkers” program and from higher gas prices, we think sustainable growth in consumer spending will depend largely on whether improvements in the job market and housing prices can continue. The pace of job cuts has slowed significantly, but U.S. employment remains very weak and the unemployment rate may well continue to rise. We believe the job market will continue to stabilize in the coming months, with unemployment peaking at slightly more than 10%. Still, the ongoing decline in hourly earnings suggests the job market will remain a challenge for consumers for some time to come.

As with employment, housing prices have stabilized in recent months but probably have further downside risk. In our view, home price gains during the Reporting Period were exaggerated by a summer seasonal boost combined with a foreclosure moratorium earlier in the year that temporarily reduced the supply of foreclosed homes being sold at distressed prices. We expect home prices to turn down again over the winter of 2009-2010 given the typical drop in demand during winter months. Plus, the pent-up foreclosure supply is likely to hit the market during these same months. That said, housing affordability has improved dramatically, particularly in markets like California that led the downturn. We believe that seasonal effects may well turn positive again after the winter, and we expect the California market to establish a true bottom in the spring of 2010, with

MARKET OVERVIEW

other markets to follow. Considering the overall stabilization anticipated in housing prices and employment, as well as the continuing challenges in both sectors, we think consumption is likely to improve but remain rather subdued going forward over the near term.

With respect to a somewhat longer-term perspective, we believe the U.S. economy may expand at a year-over-year rate of about 2.4% over the next 12 months, slightly below the consensus forecast of 2.6%. We anticipate inflation of about 1.4% over the same period, which is also below the consensus forecast of about 1.8%.

In the near-term, we believe the risks to our view ahead are probably tilted to the upside. The recovery appears to have gained momentum, and rebounds after a severe recession tend to exceed expectations. Over the longer term, we continue to see the possibility of higher inflation given the unprecedented amount of monetary and fiscal stimulus, but we see little potential for hyperinflation.

Given this view, in the months ahead, we think there is still value in the non-Treasury sectors of the market, although perhaps not as much so as at the beginning of the Reporting Period. We additionally expect slow growth and low inflation to be supportive of still-lower Treasury yields.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this report. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this report.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Enhanced Income Fund (the “Fund”) perform during the Reporting Period?

A	During the reporting period, the Fund’s Class A, B, Institutional and Administration Shares generated cumulative total returns, without sales charges, of 2.62%, 2.24%, 2.79% and 2.66%, respectively. These returns compare to the 0.53% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised of 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.39% and 0.66%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the six-month Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the six-month Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmarks. Bottom-up individual issue selection within the corporate, government/agency and consumer asset-backed securities sectors also was a key factor affecting the Fund’s results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s cross-sector positioning relative to its benchmarks contributed to its results during the Reporting Period. The Fund benefited most from exposure to various spread, or non-Treasury, sectors. Spreads, or the difference in yields between non-Treasury sectors and duration-equivalent Treasury securities, contracted, as excess liquidity from government policy and programs made its way into the market.

More specifically, the Fund’s overweighted allocations to corporate bonds and agency securities were strong contributors to performance, as both sectors significantly outpaced Treasuries during the Reporting Period. Individual issue selection within the corporate bond sector broadly and within the financials sub-sector in particular also contributed to returns. Financial-related corporate bonds performed well during the Reporting Period, materially outperforming duration-equivalent Treasuries. Effective issue selection within the Treasury inflation protected securities (“TIPS”) sector also proved important, as breakeven spreads widened during the Reporting Period. Breakeven spreads are the differences in yields between non-inflation protected, or nominal, Treasury securities and TIPS.

The major detractor from the Fund’s performance during the Reporting Period was weaker issue selection within the mortgage-related consumer asset-backed securities sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	As indicated in our Market Review, U.S. Treasury yields rose during the first months of the Reporting Period but then ended September modestly lower across the yield curve, supported by various factors, including a rise in the unemployment rate to 9.8% and some investors beginning to question the sustainability of the rally in non-Treasury sectors seen in 2009 year-to-date. Tactical management of the Fund’s duration and term structure, or yield curve positioning, as market conditions shifted, contributed to its results during the Reporting Period overall.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings based on active management decisions during the Reporting Period. That said, there were some shifts in sector weightings due to reclassification of certain securities given the introduction of government intervention programs that resulted from the determination by the U.S. Treasury and Federal Reserve that the severe systemic risk warranted unprecedented action. Other changes in sector weightings were due to appreciation or depreciation of holdings within a specified fixed income sector.

Q	How was the Fund positioned relative to its benchmark indices at the end of September 2009?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark indices, including corporate bonds, agency securities and asset-backed securities.

FUND BASICS

Enhanced Income Fund
as of September 30, 2009

PERFORMANCE REVIEW

				Goldman Sachs
	Fund Total	Six-Month	One-Year	Enhanced	30–Day
April 1, 2009–	Return	U.S. Treasury	U.S. Treasury	Income Fund	Standardized
September 30, 2009	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Composite Index[3]	Yield[4]

Class A	2.62%	0.39%	0.66%	0.53%	0.86%
Class B	2.24	0.39	0.66	0.53	0.13
Institutional	2.79	0.39	0.66	0.53	1.21
Administration	2.66	0.39	0.66	0.53	0.97

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/09	One Year	Five Years	Since Inception	Inception Date

Class A	3.19%	2.96%	3.19%	8/2/00
Class B	-1.16	N/A	1.01	6/20/07
Institutional	5.07	3.65	3.74	8/2/00
Administration	4.80	3.43	3.51	8/2/00

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 1% in the sixth year). Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.64%	0.78%
Class B	1.39	1.53
Institutional	0.30	0.44
Administration	0.55	0.69

[6]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Government Income Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Government Income Fund (the “Fund”) perform during the Reporting Period?

A	During the six-month Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 3.00%, 2.61%, 2.60%, 3.18%, 2.92%, 3.13% and 2.85%, respectively. These returns compare to the 1.45% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Government/ Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/agency and collateralized mortgage-backed securities sectors also was a key factor responsible for the Fund’s outperformance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s cross-sector positioning relative to its benchmark contributed most to its results during the Reporting Period. The Fund benefited most from exposure to various spread, or non-Treasury, sectors. Spreads, or the difference in yields between non-Treasury sectors and duration-equivalent Treasury securities, contracted, as excess liquidity from government policy and programs made its way into the market.

More specifically, early in the Reporting Period, exposure to mortgage-backed securities was particularly beneficial. Having only a modest allocation to Treasury inflation protected securities (“TIPS”) also helped, as breakeven spreads widened during the second calendar quarter. Breakeven spreads are the differences in yields between non-inflation protected, or nominal, Treasury securities and TIPS. During the second half of the Reporting Period, exposure to credit-sensitive mortgages, agency mortgages and commercial mortgage-backed securities contributed significantly to the Fund’s performance. Non-agency residential mortgage-backed securities performed especially well, boosted in part by the release of additional details that indicated support of the sector within the highly anticipated Public-Private Investment Program (“PPIP”) and in part due to a variety of housing market indicators suggesting overall activity seemed to be stabilizing. For example, new home sales increased in August 2009 for the fourth consecutive month. Also, 18 of the 20 cities comprising the S&P/Case-Shiller Home Price Index posted modest price gains, and sales of existing homes rose for the fourth straight month.

Throughout the Reporting Period, individual issue selection among mortgage-backed, government and agency securities contributed positively to the Fund’s results as did issue selection within the TIPS sector.

The major detractors from the Fund’s performance during the Reporting Period were exposure to U.S. Treasury swap spreads and weaker issue selection within the asset-backed securities sector. Swap spreads are the difference between the swap agreement’s fixed interest rate and the yield earned on a Treasury bond with the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect returns.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the second quarter of 2009, the Fund’s short duration position in the longer-maturity end of the fixed income yield curve contributed positively to performance, as interest rates rose during these months on improving financial conditions and a stabilization of macroeconomic data. However, this same positioning detracted from performance as interest rates declined during the third calendar quarter, with U.S. government securities rallying as supply was generally well absorbed.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings based on active management decisions during the Reporting Period. That said, there were some shifts in sector weightings due to reclassification of certain securities given the introduction of government intervention programs that resulted from the determination by the U.S. Treasury and Federal Reserve that the severe systemic risk warranted unprecedented action. Other changes in sector weightings were due to appreciation or depreciation of holdings within a specified fixed income sector.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	At the end of September 2009, the Fund had overweighted allocations relative to the Barclays Index in agency securities, commercial mortgage-backed securities, and to a lesser extent, asset-backed securities. The Fund had underweighted exposure relative to the Barclays index in government securities. The Fund had a rather neutral position in residential mortgage-backed securities compared to the Barclays Index as of September 30, 2009. The Fund maintained its modestly shorter-than-benchmark index duration at the end of the Reporting Period.

FUND BASICS

Government Income Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Fund Total Return	Barclays Capital U.S.	30–Day
September 30, 2009	(based on NAV)[1]	Govt/Mortgage Index[2]	Standardized Yield[3]

Class A	3.00%	1.45%	2.46%
Class B	2.61	1.45	1.81
Class C	2.60	1.45	1.81
Institutional	3.18	1.45	2.90
Service	2.92	1.45	2.40
Class IR	3.13	1.45	2.81
Class R	2.85	1.45	2.33

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Government/Mortgage Index, an unmanaged index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	4.52%	3.73%	5.30%	5.69%	2/10/93
Class B	2.52	3.33	4.92	5.09	5/1/96
Class C	6.69	3.75	4.92	4.81	8/15/97
Institutional	8.95	4.92	6.11	5.99	8/15/97
Service	8.41	4.39	5.63	5.47	8/15/97
Class IR	8.84	N/A	N/A	5.58	11/30/07
Class R	8.34	N/A	N/A	5.12	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 4.50% to the current charge of 3.75% for Class A Shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.92%	0.98%
Class B	1.67	1.73
Class C	1.67	1.73
Institutional	0.58	0.64
Service	1.08	1.14
Class IR	0.67	0.73
Class R	1.17	1.23

[5]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Federal Agencies” are mortgage-backed securities that consist of Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae instruments are backed by the full faith and credit of the United States Government.
[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

INVESTMENT OBJECTIVE

The Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Inflation Protected Securities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 3.72%, 3.32%, 3.88%, 3.74% and 3.58%, respectively. These returns compare to the 3.76% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve positioning, as well as its individual issue selection among Treasury inflation protected securities (“TIPS”), contributed positively, albeit modestly, to the Fund’s performance during the six-month Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of TIPS most significantly affected Fund performance, contributing positively during the Reporting Period. More specifically, we generally avoided longer-dated TIPS, which were some of the worst-performing issues within the Barclays Index. We focused instead on intermediate-maturity TIPS, which performed well relative to other maturity buckets in the benchmark index during the Reporting Period.

There were no significant detractors from Fund performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning helped its results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within the TIPS sector.

For most of the Reporting Period, the Fund’s duration positioning was shorter than that of the Barclays Index. The Fund’s shorter duration positioning was based on our view that longer-dated TIPS yields would be pressured due to heavy supply and inflationary concerns. While this view proved correct, it was our tactical overweight at the short-term end of the TIPS yield curve that contributed most positively to Fund performance. During the Reporting Period, we implemented an overweighted position in shorter-dated TIPS on the belief that an economic recovery would take longer than market participants were pricing into short-term interest rates at the time. Later in the Reporting Period, once short-term interest rates rallied to a level that we felt better reflected our expectations of a prolonged period of easing monetary policy, we reduced this overweighting and moved to a neutral stance at the short-term end of the TIPS yield curve.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s weighting to TIPS during the Reporting Period. As indicated above, we did make adjustments in the Fund’s yield curve positioning as the Reporting Period progressed and market conditions shifted.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	At the end of September 2009, the Fund had 79.8% of its total net assets invested in TIPS, with the remainder in cash or invested in repurchase agreements. A repurchase agreement is an agreement between a seller and a buyer, usually of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed price and, usually, at a stated time.

FUND BASICS

Inflation Protected Securities Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Total Return	Barclays Capital	30–Day
September 30, 2009	(based on NAV)[1]	U.S. TIPS Index[2]	Standardized Yield[3]

Class A	3.72%	3.76%	2.20%
Class C	3.32	3.76	1.54
Institutional	3.88	3.76	2.63
Class IR	3.74	3.76	2.54
Class R	3.58	3.76	2.05

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. Individuals cannot invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Since Inception	Inception Date

Class A	1.31%	4.17%	8/31/07
Class C	3.44	5.44	8/31/07
Institutional	5.61	6.60	8/31/07
Class IR	5.40	3.88	11/30/07
Class R	5.01	3.45	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 4.50% to the current charge of 3.75% for Class A Shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.67%	1.05%
Class C	1.42	1.80
Institutional	0.33	0.71
Class IR	0.42	0.80
Class R	0.92	1.30

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity is 7.4% and 8.8%, respectively, at September 30, 2009 and March 31, 2009.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Short Duration Government Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 2.07%, 1.77%, 1.60%, 2.25%, 2.00% and 2.19%, respectively. These returns compare to the 0.71% cumulative total return of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index, during the same time period. To compare, the Barclays Capital U.S. Government Bond Index (1- 3 Year) returned 1.00% for the semi-annual period.

Q	What key factors were responsible for the Fund’s performance during the six-month Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the six-month Reporting Period. Within our top-down strategies, our cross-sector strategies contributed the most. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/agency and agency mortgage-backed securities sectors also was a key factor affecting the Fund’s performance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s cross-sector positioning relative to its benchmark contributed to its results during the Reporting Period. The Fund benefited from exposure to various spread, or non-Treasury, sectors. Spreads, or the difference in yields between non-Treasury sectors and duration-equivalent Treasury securities, contracted, as excess liquidity from government policy and programs made its way into the market.

More specifically, the Fund’s overweighted exposure to agency securities was a strong contributor to performance, as the sector significantly outpaced Treasuries during the Reporting Period. Individual issue selection within the agency mortgage-backed securities sector also contributed to returns. Our focus on premium, or higher rated, coupon pass-through mortgage-backed securities was particularly beneficial. These securities outperformed duration-equivalent Treasuries, as spreads tightened during the Reporting Period. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

The major detractor from the Fund’s performance during the Reporting Period was its overweighted allocation to short-dated agency securities. These securities underperformed relative to their longer-dated counterparts.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	As indicated in our Market Review, U.S. Treasury yields rose during the first months of the Reporting Period but then ended September modestly lower across the yield curve, supported by various factors, including a rise in the unemployment rate to 9.8% and some investors beginning to question the sustainability of the rally in non-Treasury sectors seen in 2009 year-to-date. Tactical management of the Fund’s duration and term structure, or yield curve positioning, as market conditions shifted, detracted from its results during the Reporting Period overall.

PORTFOLIO RESULTS

More specifically, the Fund held underweighted positions in the 10-year and 20-year segments of the yield curve. As longer-dated securities declined more than shorter-dated securities, such positioning detracted from the Fund’s results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings based on active management decisions during the Reporting Period. That said, there were some shifts in sector weightings due to reclassification of certain securities given the introduction of government intervention programs that resulted from the determination by the U.S. Treasury and Federal Reserve that the severe systemic risk warranted unprecedented action. Other changes in sector weightings were due to appreciation or depreciation of holdings within a specified fixed income sector.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index, including corporate bonds, mortgage-backed securities and agency securities.-

FUND BASICS

Short Duration Government Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Fund Total Return	Two-Year U.S.	30–Day
September 30, 2009	(based on NAV)[1]	Treasury Note Index[2]	Standardized Yield[3]

Class A	2.07%	0.71%	1.09%
Class B	1.77	0.71	0.51
Class C	1.60	0.71	0.36
Institutional	2.25	0.71	1.44
Service	2.00	0.71	0.95
Class IR	2.19	0.71	1.38

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	5.25%	4.30%	4.78%	4.84%	5/1/97
Class B	4.16	3.99	4.31	4.35	5/1/97
Class C	4.94	3.83	4.15	4.07	8/15/97
Institutional	7.20	4.99	5.33	6.09	8/15/88
Service	6.58	4.45	4.80	4.96	4/10/96
Class IR	7.08	N/A	N/A	6.61	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 2.00% to the current charge of 1.50% for Class A Shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.86%	0.91%
Class B	1.46	1.66
Class C	1.61	1.66
Institutional	0.52	0.57
Service	1.02	1.07
Class IR	0.61	0.66

[5]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.
[8]	“Federal Agencies” are mortgage-backed securities that consist of Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae instruments are backed by the full faith and credit of the United States Government.
[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

PORTFOLIO RESULTS

Goldman Sachs Ultra-Short Duration Government Fund

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Ultra-Short Duration Government Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 2.34%, 2.63%, 2.36% and 2.59%, respectively. These returns compare to the 0.53% cumulative total return of the Goldman Sachs Ultra-Short Duration Government Fund Composite Index (the “Ultra-Short Duration Government Composite”), during the same period. The Ultra-Short Duration Government Composite is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.39% and 0.66%, respectively, over the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the six-month Reporting Period. Within our top-down strategies, our cross-sector strategies contributed the most. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmarks. Bottom-up individual issue selection within the government/agency and agency mortgage-backed securities sectors also was a key factor affecting the Fund’s performance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s cross-sector positioning relative to its benchmarks contributed to its results during the Reporting Period. The Fund benefited from exposure to various spread, or non-Treasury, sectors. Spreads, or the difference in yields between non-Treasury sectors and duration-equivalent Treasury securities, contracted, as excess liquidity from government policy and programs made its way into the market.

More specifically, the Fund’s overweighted exposure to agency securities was a strong contributor to performance, as the sector significantly outpaced Treasuries during the Reporting Period. The Fund’s overweighted exposure to non-agency mortgage-backed securities was also a significant contributor to results, primarily in July 2009. Non-agency mortgage-backed securities performed well during the period as a whole, boosted in part by the release of additional details that indicated support of the sector within the highly anticipated Public-Private Investment Program (“PPIP”) and in part due to a variety of housing market indicators suggesting overall activity seemed to be stabilizing. For example, new home sales increased in August 2009 for the fourth consecutive month. Also, 18 of the 20 cities comprising the S&P/Case-Shiller Home Price Index posted modest price gains, and sales of existing homes rose for the fourth straight month.

Individual issue selection within the agency mortgage-backed securities sector also contributed to returns. Our focus on premium, or higher rated, coupon pass-through mortgage-backed securities was particularly beneficial. These securities outperformed duration-equivalent Treasuries, as spreads tightened during the Reporting Period. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

The major detractor from the Fund’s performance during the Reporting Period was weaker issue selection within the consumer asset-backed securities sector.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	As indicated in our Market Review, U.S. Treasury yields rose during the first months of the Reporting Period but then ended September modestly lower across the yield curve, supported by various factors, including a rise in the unemployment rate to 9.8% and some investors beginning to question the sustainability of the rally in non-Treasury sectors seen in 2009 year-to-date. Tactical management of the Fund’s duration and term structure, or yield curve positioning, as market conditions shifted detracted from its results during the Reporting Period overall.

More specifically, the Fund held underweighted positions in the 10-year and 20-year segments of the yield curve. As longer-dated securities declined more than shorter-dated securities, such positioning detracted from the Fund’s results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings based on active management decisions during the Reporting Period. That said, there were some shifts in sector weightings due to reclassification of certain securities given the introduction of government intervention programs that resulted from the determination by the U.S. Treasury and Federal Reserve that the severe systemic risk warranted unprecedented action. Other changes in sector weightings were due to appreciation or depreciation of holdings within a specified fixed income sector.

Q	How was the Fund positioned relative to its benchmark indices at the end of September 2009?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark indices, including mortgage-backed securities, asset-backed securities and agency securities.

FUND BASICS

Ultra-Short Duration Government Fund
as of September 30, 2009

PERFORMANCE REVIEW

				Goldman Sachs
				Ultra-Short
	Fund Total	Six-Month	One-Year	Duration Government	30–Day
April 1, 2009–	Return	U.S. Treasury	U.S. Treasury	Fund	Standardized
September 30, 2009	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Composite Index[3]	Yield[4]

Class A	2.34%	0.39%	0.66%	0.53%	1.39%
Institutional	2.63	0.39	0.66	0.53	1.75
Service	2.36	0.39	0.66	0.53	1.25
Class IR	2.59	0.39	0.66	0.53	1.66

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Goldman Sachs Ultra-Short Duration Government Fund Composite Index is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.15%	2.44%	3.11%	3.80%	5/15/95
Institutional	2.06	3.10	3.66	4.40	7/17/91
Service	1.65	2.59	3.16	3.45	3/27/97
Class IR	1.97	N/A	N/A	1.44	11/30/07

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.90%
Institutional	0.49	0.56
Service	0.99	1.06
Class IR	0.58	0.65

[6]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[8]	“Federal Agencies” are mortgage-backed securities that consist of Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae instruments are backed by the full faith and credit of the United States Government.
[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[10]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 23.0%

Banks – 5.4%
AmSouth Bank NA
$775,000	4.850%		04/01/13	$695,793
Bank of America Corp.
975,000	7.400		01/15/11	1,023,799
Bank of New York Mellon Corp.(a)
2,000,000	0.389		03/23/12	1,968,364
Barclays Bank PLC
3,225,000	5.450		09/12/12	3,465,633
BB&T Corp.
2,725,000	3.850		07/27/12	2,810,930
Bear Stearns & Co., Inc.
3,000,000	0.645	(a)	10/22/10	2,992,482
4,025,000	6.950		08/10/12	4,480,570
Citigroup, Inc.
325,000	5.250		02/27/12	333,946
Credit Suisse (USA), Inc.(b)
3,525,000	6.125		11/15/11	3,805,185
JPMorgan Chase & Co.
1,550,000	7.875		06/15/10	1,620,488
Keybank National Association
450,000	7.300		05/01/11	468,451
National Australia Bank Ltd.(b)
875,000	8.600		05/19/10	917,950
PNC Funding Corp.(a)
1,376,000	0.628		01/31/12	1,327,035
Rabobank Nederland(c)
5,900,000	2.650		08/17/12	5,944,250
Royal Bank of Scotland Group PLC(c)
2,975,000	4.875		08/25/14	3,020,726
The Charles Schwab Corp.
1,075,000	4.950		06/01/14	1,133,500
US Bank NA
1,875,000	6.375		08/01/11	2,025,538
Wachovia Corp.
1,925,000	0.639	(a)	10/15/11	1,897,757
4,350,000	5.500		05/01/13	4,664,972
Wells Fargo Bank NA
525,000	7.550		06/21/10	549,162

				45,146,531

Brokerage – 0.6%
Credit Suisse First Boston Mortgage Securities, Inc.
250,000	4.125		01/15/10	252,291
Morgan Stanley & Co.
1,350,000	5.050		01/21/11	1,395,852
2,750,000	6.750	(b)	04/15/11	2,932,253
850,000	6.000		05/13/14	904,915

				5,485,311

Captive Financial – 0.2%
American Express Centurion
623,000	5.200		11/26/10	642,246
Caterpillar Financial Services Corp.
725,000	4.850		12/07/12	769,620

				1,411,866

Construction Machinery – 0.2%
John Deere Capital Corp.
2,000,000	5.400		04/07/10	2,050,858

Electric – 2.0%
Carolina Power & Light Co.(b)
3,140,000	6.500		07/15/12	3,471,756
Pacific Gas & Electric Co.
2,850,000	1.252	(a)	06/10/10	2,865,920
725,000	4.200	(b)	03/01/11	750,470
Public Service Co. of Colorado(b)
475,000	7.875		10/01/12	552,039
Scottish Power Ltd.(b)
7,750,000	4.910		03/15/10	7,891,058
Southern Co.(b)
875,000	4.150		05/15/14	903,897

				16,435,140

Energy – 1.6%
Conoco Funding Co.(b)
1,375,000	6.350		10/15/11	1,506,721
ConocoPhillips
1,200,000	9.375		02/15/11	1,323,661
ConocoPhillips Canada Funding Co. I(b)
1,000,000	5.300		04/15/12	1,080,912
EnCana Corp.(b)
1,525,000	6.300		11/01/11	1,650,948
625,000	4.750		10/15/13	655,064
Shell International Finance BV
6,125,000	1.300		09/22/11	6,141,593
StatoilHydro ASA(b)
650,000	3.875		04/15/14	680,645

				13,039,544

Food and Beverage – 1.0%
Diageo Finance BV
3,700,000	5.500		04/01/13	4,019,321
Kellogg Co.(b)
575,000	6.600		04/01/11	616,246
3,200,000	5.125		12/03/12	3,473,610

				8,109,177

Health Care Services(b) – 0.2%
UnitedHealth Group, Inc.
1,400,000	5.125		11/15/10	1,445,696

Life Insurance – 1.8%
AXA Financial, Inc.(b)
2,125,000	7.750		08/01/10	2,215,784
ING Security Life Institutional Funding(c)
2,500,000	4.250		01/15/10	2,474,440
Metropolitan Life Global Funding I(c)
3,400,000	5.125		11/09/11	3,568,803
Nationwide Life Global Funding I(c)
1,175,000	5.450		10/02/12	1,166,492
Prudential Financial, Inc.
3,625,000	5.800		06/15/12	3,843,884

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Life Insurance – (continued)

TIAA Global Markets, Inc.(b)(c)
$1,900,000	5.125%		10/10/12	$2,038,227

				15,307,630

Media(b) – 0.1%
The Walt Disney Co.
1,100,000	4.700		12/01/12	1,186,680

Noncaptive-Financial – 1.0%
American General Finance Corp.
1,500,000	4.875		05/15/10	1,438,125
Countrywide Home Loans, Inc.
1,025,000	4.000		03/22/11	1,041,913
General Electric Capital Corp.
1,400,000	5.200		02/01/11	1,454,287
HSBC Finance Corp.(a)
450,000	0.674		08/09/11	436,760
1,350,000	0.860		07/19/12	1,278,455
1,025,000	0.649		09/14/12	971,383
John Deere Capital Corp.
1,775,000	5.250		10/01/12	1,919,490

				8,540,413

Pharmaceuticals(b) – 1.1%
GlaxoSmithKline Capital, Inc.
1,375,000	4.850		05/15/13	1,477,208
Merck & Co., Inc.
2,550,000	1.875		06/30/11	2,578,254
Roche Holdings, Inc.(c)
5,025,000	4.500		03/01/12	5,317,073

				9,372,535

Pipelines – 0.2%
TransCanada Pipelines Ltd.
1,200,000	8.625		05/15/12	1,380,173

Property/Casualty Insurance – 0.7%
Metropolitan Life Global Funding I(c)
1,725,000	5.125		04/10/13	1,788,528
The Chubb Corp.(b)
450,000	6.000		11/15/11	485,438
The Travelers Cos., Inc.(b)
3,150,000	5.375		06/15/12	3,327,767

				5,601,733

Real Estate Investment Trust(b) – 0.6%
Simon Property Group LP
1,522,000	4.875		03/18/10	1,535,146
1,325,000	5.000		03/01/12	1,366,349
WEA Finance LLC(c)
141,000	5.400		10/01/12	144,848
Westfield Capital Corp. Ltd.(c)
1,825,000	4.375		11/15/10	1,851,771

				4,898,114

Retailers – 0.3%
Wal-Mart Stores, Inc.
2,400,000	3.200		05/15/14	2,450,412

Software – 0.3%
Microsoft Corp.
2,800,000	2.950		06/01/14	2,837,722

Technology(b) – 1.5%
Dell, Inc.
1,425,000	3.375		06/15/12	1,476,575
Hewlett-Packard Co.
1,600,000	2.250		05/27/11	1,629,877
2,725,000	4.250		02/24/12	2,879,129
International Business Machines Corp.
700,000	6.500		10/15/13	797,997
Oracle Corp.
5,050,000	4.950		04/15/13	5,465,676

				12,249,254

Tobacco – 0.6%
Philip Morris International, Inc.
4,775,000	4.875		05/16/13	5,072,612

Wireless Telecommunications – 1.7%
New Cingular Wireless Services, Inc.(b)
2,150,000	7.875		03/01/11	2,333,253
Telefonica Emisiones SAU(a)(b)
2,150,000	0.809		02/04/13	2,110,354
Verizon Wireless Capital LLC(c)
4,500,000	3.750		05/20/11	4,642,771
2,025,000	5.250	(b)	02/01/12	2,162,350
Vodafone Group PLC(b)
575,000	7.750		02/15/10	589,376
1,500,000	5.350		02/27/12	1,606,947
950,000	5.000		12/16/13	1,013,156

				14,458,207

Wirelines Telecommunications – 1.9%
AT&T, Inc.(b)
950,000	6.250		03/15/11	1,012,675
Deutsche Telekom International Finance BV
1,500,000	8.500		06/15/10	1,572,291
France Telecom SA(b)
5,175,000	7.750		03/01/11	5,603,360
1,325,000	4.375		07/08/14	1,388,978
Telefonica Emisiones SAU(b)
2,850,000	5.984		06/20/11	3,036,678
Telefonica Europe BV(b)
2,900,000	7.750		09/15/10	3,074,000

				15,687,982

TOTAL CORPORATE OBLIGATIONS
(Cost $188,117,799)				$192,167,590

Agency Debentures – 19.8%

FHLB(d)
$10,700,000	0.500%		07/27/11	$10,708,474
FHLMC
8,500,000	2.000	(e)	02/25/11	8,546,767
17,100,000	2.050		03/09/11	17,212,227

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Agency Debentures – (continued)

FHLMC – (continued)
$62,600,000	2.000%	03/16/11	$62,970,217
5,000,000	2.500	03/23/12	5,039,065
FNMA
4,000,000	2.000	03/02/11	4,016,844
27,500,000	2.000	04/01/11	27,711,008
13,500,000	2.050	04/01/11	13,602,195
10,000,000	2.125	04/15/11	10,087,160
5,830,000	2.500	02/17/12	5,869,603

TOTAL AGENCY DEBENTURES
(Cost $165,349,795)			$165,763,560

Asset-Backed Securities – 8.2%

Autos – 4.6%
Bank of America Auto Trust Series 2009-1A, Class A2(c)
$9,250,000	1.700%	12/15/11	$9,305,189
Bank of America Auto Trust Series 2009-2A, Class A3(c)
6,500,000	2.130	09/15/13	6,467,500
Capital Auto Receivables Asset Trust Series 2007-3, Class A3A
1,118,755	5.020	09/15/11	1,139,814
Capital One Prime Auto Receivables Trust Series 2007-2, Class A3
1,177,417	4.890	01/15/12	1,199,665
Chase Manhattan Auto Owner Trust Series 2006-B, Class A4
595,672	5.110	04/15/14	611,919
Daimler Chrysler Auto Trust Series 2006-D, Class A3
89,089	4.980	02/08/11	89,679
Ford Credit Auto Owner Trust Series 2009-B, Class A3
15,000,000	2.790	08/15/13	15,316,493
Harley-Davidson Motorcycle Trust Series 2006-2, Class A2
398,437	5.350	03/15/13	411,379
Long Beach Auto Receivables Trust Series 2006-A, Class A4
1,592,056	5.500	05/15/13	1,630,984
Nissan Auto Receivables Owner Trust Series 2007-B, Class A3
1,009,586	5.030	05/16/11	1,025,221
USAA Auto Owner Trust Series 2007-2, Class A3
1,263,303	4.900	02/15/12	1,285,745

			38,483,588

Credit Card – 3.5%
Bank of America Credit Card Trust Series 2006-A16, Class A16
425,000	4.720	05/15/13	440,432
Capital One Multi-Asset Execution Trust Series 2007-A9, Class A9
5,600,000	4.950	08/15/12	5,606,591
Chase Issuance Trust Series 2005-A8, Class A8(a)
5,700,000	0.283	10/15/12	5,684,450
Chase Issuance Trust Series 2007-A15, Class A
2,500,000	4.960	09/17/12	2,599,487
Chase Issuance Trust Series 2009-A5, Class A5(a)
15,000,000	1.043	06/15/12	15,047,809

			29,378,769

Home Equity(a) – 0.0%
Aegis Asset Backed Securities Trust Series 2006-1, Class A1
50,462	0.326	01/25/37	48,176
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
33,984	6.745	06/25/28	16,474
Centex Home Equity Series 2004-D, Class MV3
189,136	1.246	09/25/34	2,698
Countrywide Asset-Backed Certificates Series 2006-20, Class 2A1
63,099	0.296	04/25/47	60,232
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
66,640	1.746	05/25/34	13,753

			141,333

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
89,068	4.350	05/15/14	73,302

Student Loan(c) – 0.1%
GCO Slims Trust Series 2006-1A Class Note
237,089	5.720	03/01/22	177,816

TOTAL ASSET-BACKED SECURITIES
(Cost $68,181,597)			$68,254,808

Foreign Debt Obligations – 9.5%

Sovereign – 5.1%
European Investment Bank(a)
$6,250,000	0.614%	03/05/12	$6,302,956
Kommunalbanken AS
11,900,000	5.125	05/30/12	12,804,698
Landeskreditbank Baden-Wuerttemberg Foerderbank
7,340,000	3.250	10/29/10	7,486,073
Landwirtschaftliche Rentenbank
8,200,000	1.875	09/24/12	8,196,474
NRW.BANK
7,500,000	5.375	07/19/10	7,727,558

			42,517,759

Supranational – 4.4%
International Bank for Reconstruction & Development
14,300,000	1.400 (d)	04/14/11	14,377,959
22,500,000	1.650	05/18/11	22,666,100

			37,044,059

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $79,321,981)			$79,561,818

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Commercial Paper – 2.1%

Variable Funding Capital Corp.
$6,000,000	0.910%		10/23/09	$5,996,517
Westpac Banking Corp.
12,000,000	0.750		07/09/10	11,929,750

TOTAL COMMERCIAL PAPER
(Cost $17,926,267)				$17,926,267

Government Guarantee Obligations – 24.8%

ANZ National (International) Ltd.(c)(f)
$4,700,000	0.651	%(a)	08/05/11	$4,692,104
5,800,000	3.250		04/02/12	5,997,227
Bank of America NA(a)(g)
4,000,000	0.469		12/23/10	4,012,600
Citibank NA(g)
1,700,000	1.875		05/07/12	1,711,257
Citigroup Funding, Inc.(g)
17,000,000	0.821	(a)	04/30/12	17,141,525
3,900,000	2.125		07/12/12	3,943,052
8,400,000	1.875		11/15/12	8,385,552
Citigroup, Inc.(g)
2,600,000	0.859	(a)	12/09/10	2,622,084
7,000,000	2.125		04/30/12	7,099,071
Danske Bank A/S(c)(f)
5,200,000	2.500		05/10/12	5,267,691
Dexia Credit Local(c)(f)
6,300,000	2.375		09/23/11	6,386,146
FIH Erhvervsbank AS(c)(f)
12,300,000	0.645		09/29/10	12,221,065
5,500,000	2.450		08/17/12	5,559,330
General Electric Capital Corp.(g)
12,000,000	0.518	(a)	06/01/12	12,058,212
3,400,000	2.000		09/28/12	3,418,948
5,000,000	0.292	(a)	12/21/12	4,998,405
1,800,000	2.125		12/21/12	1,816,349
10,000,000	2.625		12/28/12	10,245,510
Japan Finance Corp.(f)
2,700,000	2.000		06/24/11	2,734,514
JPMorgan Chase & Co.(a)(g)
1,600,000	0.487		02/23/11	1,603,315
Landwirtschaftliche Rentenbank(f)
3,500,000	3.125		06/15/11	3,620,236
2,400,000	4.125		07/15/13	2,529,036
6,500,000	4.875		01/10/14	7,070,706
LeasePlan Corp. NV(c)(f)
1,800,000	3.000		05/07/12	1,833,870
Royal Bank of Scotland PLC(a)(c)(f)
4,700,000	1.159		05/11/12	4,770,035
Societe Financement de l’Economie Francaise(c)(f)
15,700,000	1.500		10/29/10	15,748,776
2,525,000	2.125		01/30/12	2,559,085
21,300,000	2.375		03/26/12	21,622,442
Suncorp-Metway Ltd.(a)(c)(f)
7,500,000	0.668		12/17/10	7,500,095
5,500,000	1.759		04/15/11	5,596,641
SunTrust Bank(a)(g)
4,500,000	0.945		12/16/10	4,538,223
Westpac Banking Corp.(c)(f)
7,500,000	3.250		12/16/11	7,770,975

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $205,826,122)				$207,074,077

U.S. Treasury Obligations – 4.4%

United States Treasury Inflation Protected Securities
$19,780,578	0.875%		04/15/10	$19,786,749
3,959,456	3.500		01/15/11	4,127,114
7,270,058	1.875		07/15/13	7,510,879
4,895,268	2.000		01/15/14	5,069,662

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $36,265,723)				$36,494,404

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $760,989,284)				$767,242,524

Repurchase Agreement(h) – 8.5%

Joint Repurchase Agreement Account II
$71,000,000	0.061%		10/01/09	$71,000,000
Maturity Value: $71,000,120
(Cost $71,000,000)

TOTAL INVESTMENTS – 100.3%
(Cost $831,989,284)				$838,242,524

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%				(2,889,684)

NET ASSETS – 100.0%				$835,352,840

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $157,596,266, which represents approximately 18.9% of net assets as of September 30, 2009.

(d)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2009.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

(f)	Represents securities which are guaranteed by a foreign government. Total market value of the securities amounts to $123,479,974, which represents approximately 14.8% of net assets as of September 30, 2009.

(g)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of the securities amounts to $83,594,103, which represents approximately 10.0% of net assets as of September 30, 2009.

(h)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 53.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	317	December 2009	$78,956,775	$521,483
Eurodollars	239	March 2010	59,376,563	247,328
Eurodollars	(111)	June 2010	(27,480,825)	(362,165)
Eurodollars	(225)	September 2010	(55,482,188)	(157,312)
Eurodollars	(205)	December 2010	(50,350,563)	(148,575)
Eurodollars	(205)	March 2011	(50,173,750)	(161,138)
Eurodollars	(5)	June 2011	(1,219,750)	(6,138)
2 Year U.S. Treasury Notes	(116)	December 2009	(25,168,375)	(103,769)
5 Year U.S. Treasury Notes	(848)	December 2009	(98,447,500)	(1,072,121)

TOTAL				$(1,242,407)

INTEREST RATE SWAP CONTRACT — At September 30, 2009, the Fund had an outstanding swap contract with the following terms:

Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by
Swap Counterparty	(000s)	Date	the Fund	the Fund	Market Value*

Deutsche Bank Securities, Inc.	$18,400	07/02/13	3 month LIBOR	4.283%	$(1,537,263)

*	There are no upfront payments on the swap contract, therefore, the unrealized loss of the swap contract is equal to its market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 58.9%

Collateralized Mortgage Obligations – 7.3%
Adjustable Rate Non-Agency(a) – 0.6%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$102,809	5.007%	04/25/35	$86,519
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
33,446	4.299	08/25/33	28,652
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
1,770,686	4.728	02/25/37	1,586,450
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
1,151,796	4.601	02/25/37	1,026,911
Countrywide Home Loan Trust Series 2003-37, Class 1A1
48,422	3.815	08/25/33	39,660
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
149,976	3.963	03/25/33	120,509
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
60,313	4.750	12/25/34	52,754
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
514,633	5.055	07/25/35	407,173
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
6,573	0.626	11/25/34	5,427
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,283,871	0.999	11/25/29	1,018,559
Sequoia Mortgage Trust Series 2004-09, Class A2
755,522	1.039	10/20/34	532,036
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
223,642	3.768	05/25/34	196,520
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
80,981	3.396	09/25/34	68,073
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
876,430	3.563	11/25/33	650,199
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
236,023	3.137	06/25/34	220,757

			6,040,199

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)(c)
102,653	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)(c)
141,887	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(a)(c)
2,247,536	0.000	06/25/34	24,851
FNMA REMIC Series 2004-62, Class DI(a)(c)
997,841	0.000	07/25/33	14,466
FNMA REMIC Series 2004-71, Class DI(a)(c)
1,917,006	0.000	04/25/34	41,839
FNMA Series 151, Class 2
16,452	9.500	07/25/22	3,184
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
44,707	0.120	08/25/33	64
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
20,837	0.320	07/25/33	76

			84,480

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
59,385	25.703	10/16/31	87,266
GNMA Series 2001-51, Class SA
46,102	31.455	10/16/31	70,282
GNMA Series 2001-51, Class SB
57,854	25.703	10/16/31	85,714
GNMA Series 2001-59, Class SA
51,606	25.541	11/16/24	76,213
GNMA Series 2002-13, Class SB
202,052	36.441	02/16/32	322,055

			641,530

Principal Only(h) – 0.0%
FNMA REMIC Trust Series G-35, Class N
15,251	0.000	10/25/21	12,497

Regular Floater(a) – 1.9%
BCAP LLC Trust Series 2006-RR1, Class CF
779,062	0.886	11/25/36	701,300
FHLMC REMIC Series 1760, Class ZB
475,047	2.880	05/15/24	475,900
FNMA REMIC Series 2006-68, Class FM
17,658,586	0.696	08/25/36	17,231,176

			18,408,376

Sequential Fixed Rate – 4.7%
FHLMC REMIC Series 2329, Class ZA
3,037,809	6.500	06/15/31	3,247,719
FHLMC REMIC Series 2590, Class NV
2,000,000	5.000	03/15/18	2,122,257
FHLMC REMIC Series 3284, Class CA
12,630,677	5.000	10/15/21	13,340,093
FNMA REMIC Series 2001-53, Class GH
389,819	8.000	09/25/16	425,987
FNMA REMIC Series 2007-36, Class AB
17,643,254	5.000	11/25/21	18,608,583
GNMA 2002-42 Class KZ
7,253,460	6.000	06/16/32	7,744,762

			45,489,401

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$70,676,483

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Commercial Mortgage-Backed Securities – 2.8%
Interest Only(a)(b)(d) – 0.1%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
$14,340,781	1.325%	03/13/40	$243,390
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP
7,712,427	1.872	05/15/38	89,123
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
16,229,082	1.152	01/15/38	172,122
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
15,520,011	1.591	02/11/36	304,695

			809,330

Sequential Fixed Rate – 2.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
10,000,000	5.399	07/15/44	9,864,119
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
8,044,583	7.202	10/15/32	8,292,015
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
8,000,000	6.278	11/15/39	8,399,690

			26,555,824

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$27,365,154

Federal Agencies – 48.8%
Adjustable Rate FHLMC(a) – 0.7%
252,569	4.804	11/01/32	256,398
3,108,816	4.549	09/01/33	3,159,885
3,194,958	4.206	08/01/35	3,281,976

			6,698,259

Adjustable Rate FNMA(a) – 2.3%
360,984	4.699	11/01/32	371,176
593,619	4.785	12/01/32	610,792
3,727,837	4.208	05/01/33	3,821,014
78,669	3.069	06/01/33	80,431
4,014,125	4.081	10/01/33	4,167,092
3,908,545	4.416	02/01/35	3,985,453
4,842,822	4.782	09/01/35	5,038,288
3,891,461	5.230	06/01/37	4,114,320

			22,188,566

Adjustable Rate GNMA(a) – 0.8%
162,894	4.375	06/20/23	169,511
72,946	4.625	07/20/23	75,265
76,167	4.625	08/20/23	78,591
198,079	4.625	09/20/23	204,264
57,231	4.375	03/20/24	59,443
504,392	4.375	04/20/24	524,883
62,252	4.375	05/20/24	64,781
521,535	4.375	06/20/24	542,723
281,623	4.625	07/20/24	291,081
394,853	4.625	08/20/24	407,856
125,908	4.625	09/20/24	129,899
151,759	4.125	11/20/24	156,837
126,843	4.125	12/20/24	131,556
106,431	4.375	01/20/25	110,755
51,866	4.375	02/20/25	53,973
180,723	4.375	05/20/25	188,065
130,649	4.625	07/20/25	135,179
65,321	4.375	02/20/26	67,924
3,537	4.625	07/20/26	3,655
198,403	4.375	01/20/27	206,435
63,942	4.375	02/20/27	66,522
516,700	4.375	04/20/27	537,692
63,200	4.375	05/20/27	65,767
55,757	4.375	06/20/27	58,022
20,111	4.125	11/20/27	20,744
80,365	4.125	12/20/27	82,959
166,804	4.375	01/20/28	173,580
54,422	4.250	02/20/28	56,515
64,263	4.375	03/20/28	66,873
310,533	4.625	07/20/29	320,935
126,356	4.625	08/20/29	130,490
42,755	4.625	09/20/29	44,189
160,323	4.125	10/20/29	165,464
203,591	4.125	11/20/29	210,125
50,286	4.125	12/20/29	51,888
65,580	4.250	01/20/30	68,117
34,220	4.250	02/20/30	35,549
137,980	4.250	03/20/30	143,330
208,557	4.375	04/20/30	217,030
522,291	4.375	05/20/30	543,508
45,711	4.375	06/20/30	47,567
438,778	4.625	07/20/30	454,711
68,182	4.625	09/20/30	70,659
135,655	3.875	10/20/30	139,289
295,202	4.000	03/20/32	305,179

			7,679,380

FHLMC – 11.7%
475,123	6.500	12/01/13	506,580
21,139	4.000	02/01/14	21,686
14,241	6.500	02/01/14	15,184
345,086	4.000	03/01/14	354,028
68,377	4.000	04/01/14	70,149
2,343,345	7.500	11/01/14	2,546,577
3,637	7.000	02/01/15	3,883
973,361	5.500	07/01/15	1,039,139
99,298	8.000	07/01/15	107,550
13,255	7.000	01/01/16	14,255
59,178	7.000	02/01/16	63,642
37,248	7.000	09/01/17	41,438
23,558	7.000	10/01/17	26,208
422,204	4.500	05/01/18	445,913
263,336	5.500	05/01/18	282,345
92,620	4.500	06/01/18	97,821

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$1,876,130	5.500%	06/01/18	$2,011,270
368,888	4.500	09/01/18	389,602
292,391	4.500	10/01/18	308,811
31,345	10.000	10/01/18	33,335
296,519	4.500	11/01/18	313,172
7,352,126	4.500	12/01/18	7,764,999
1,405,793	5.000	12/01/18	1,494,851
113,813	4.500	01/01/19	120,205
211,654	4.500	03/01/19	223,096
5,293,711	4.500	06/01/19	5,590,989
444,568	5.000	06/01/19	471,414
4,114,822	5.000	11/01/19	4,363,302
586,025	4.500	02/01/20	616,454
62,474	10.000	07/01/20	66,679
81,452	10.000	10/01/20	86,491
229,542	6.500	07/01/21	246,372
16,749	6.500	08/01/22	17,982
150,937	9.000	10/01/22	172,679
1,233,261	4.500	10/01/23	1,263,992
11,501	7.500	03/01/27	12,830
668,861	6.500	07/01/28	703,214
5,280	8.000	07/01/30	5,765
34,164	7.500	12/01/30	37,479
5,881	7.500	01/01/31	6,452
199,920	7.000	04/01/31	219,170
1,487,900	6.000	05/01/33	1,592,693
1,795,023	6.000	10/01/34	1,906,763
3,844,639	4.500	10/01/35	3,904,586
224,055	5.000	12/01/35	232,667
975,371	5.500	01/01/36	1,027,311
2,149	5.500	02/01/36	2,264
20,047	6.000	06/01/36	21,309
24,260	6.000	10/01/36	25,786
41,047	6.000	11/01/36	43,585
11,144	5.500	01/01/37	11,722
53,623	5.500	03/01/37	56,719
214,362	5.500	04/01/37	226,395
20,237	6.000	05/01/37	21,486
24,407	5.500	06/01/37	25,839
22,848	6.000	06/01/37	24,258
331,031	5.500	07/01/37	348,074
468,563	6.000	07/01/37	497,464
25,889	5.500	08/01/37	27,222
86,843	6.000	09/01/37	92,173
188,473	6.000	11/01/37	200,039
680,700	5.500	12/01/37	716,516
447,151	5.500	02/01/38	471,639
175,794	5.000	04/01/38	182,358
514,626	5.500	04/01/38	543,212
42,645	6.000	04/01/38	45,262
297,972	5.500	05/01/38	314,523
7,670,034	6.000	05/01/38	8,138,326
2,575,769	5.500	06/01/38	2,721,223
340,661	5.500	07/01/38	358,413
63,414	5.500	08/01/38	66,719
121,358	6.000	09/01/38	128,729
160,820	5.500	10/01/38	169,707
14,698,001	6.000	11/01/38	15,680,355
2,024,145	5.500	12/01/38	2,130,571
1,760,361	6.000	12/01/38	1,868,540
1,119,852	5.500	01/01/39	1,178,732
110,373	5.500	02/01/39	116,176
44,379	6.000	02/01/39	47,075
1,072,088	5.000	03/01/39	1,112,292
2,613,023	5.000	04/01/39	2,711,012
41,051	5.500	04/01/39	43,504
844,363	5.000	05/01/39	877,345
21,465,528	5.000	06/01/39	22,215,314
1,526,936	5.000	07/01/39	1,584,964
350,833	5.000	08/01/39	364,213
5,799,327	4.500	09/01/39	5,875,921
1,905,749	5.000	09/01/39	1,972,082
147,350	5.000	10/01/39	152,467

			114,252,548

FNMA – 26.5%
204,298	4.500	03/01/13	210,423
96,594	4.500	05/01/13	99,569
133,599	4.000	06/01/13	137,022
209,509	4.500	06/01/13	216,041
180,638	4.000	07/01/13	185,976
222,117	4.500	07/01/13	229,705
256,563	4.000	08/01/13	263,253
105,172	4.500	08/01/13	108,490
388,839	4.000	09/01/13	399,056
451,331	4.500	09/01/13	465,881
794,120	4.000	10/01/13	815,139
46,959	7.000	03/01/14	51,516
407,703	4.000	04/01/14	418,835
1,693,739	5.500	09/01/14	1,809,556
67,578	7.000	03/01/15	72,469
22,173	8.000	01/01/16	24,133
106,683	6.000	11/01/16	114,609
361,244	8.000	11/01/16	408,728
687,793	5.000	08/01/17	719,700
393,241	5.000	11/01/17	415,470
14,076,380	5.000	12/01/17	14,919,583
2,392,478	5.000	01/01/18	2,527,722
790,999	5.000	02/01/18	840,167
2,971,867	5.000	03/01/18	3,156,591
982,168	5.000	04/01/18	1,043,217
174,137	4.500	05/01/18	183,951
1,147,935	5.000	05/01/18	1,219,310
736,746	4.500	06/01/18	778,247
1,627,499	5.000	06/01/18	1,729,064
77,027	4.500	07/01/18	81,368
88,947	5.000	07/01/18	94,476
6,973,630	4.000	08/01/18	7,262,608
117,443	4.500	08/01/18	124,023
69,346	5.000	08/01/18	73,657
83,629	4.500	09/01/18	88,315
1,033,410	5.000	09/01/18	1,097,644

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$881,997	4.500%	10/01/18	$931,446
5,409,989	5.000	10/01/18	5,746,753
183,425	4.500	11/01/18	193,702
48,633	5.000	11/01/18	51,668
293,410	4.500	12/01/18	309,849
103,001	4.500	01/01/19	108,771
702,259	5.000	01/01/19	744,340
879,720	5.000	02/01/19	932,645
141,904	4.500	03/01/19	149,854
1,975,093	5.000	04/01/19	2,097,861
1,116,233	4.500	05/01/19	1,174,055
498,265	5.000	05/01/19	527,755
653,458	4.500	06/01/19	687,307
2,051,955	5.000	06/01/19	2,179,501
38,648	5.000	07/01/19	40,936
33,441	5.000	08/01/19	35,420
335,914	6.500	08/01/19	365,563
2,225,328	6.000	09/01/19	2,390,663
30,556	9.500	08/01/20	34,242
69,036	9.500	10/01/20	77,363
40,161	5.000	12/01/20	42,437
2,777,459	6.000	12/01/20	2,983,815
92,544	6.000	05/01/21	98,870
42,666	6.000	07/01/21	45,583
1,073,930	6.000	09/01/21	1,145,825
720,832	5.000	01/01/22	757,877
212,165	5.000	04/01/22	222,923
152,126	5.000	06/01/22	159,670
82,006	6.000	09/01/22	87,423
2,237,368	5.500	02/01/23	2,359,650
1,518,897	6.000	02/01/23	1,622,728
362,722	4.500	05/01/23	376,363
37,657	5.000	05/01/23	39,512
3,271,984	5.500	08/01/23	3,450,812
705,355	6.000	11/01/28	753,163
31,994	6.500	11/01/28	34,563
1,597	5.500	04/01/29	1,682
49,591	7.000	11/01/30	54,608
751,460	6.000	03/01/31	800,821
282,152	7.000	07/01/31	308,442
44,227	5.000	12/01/31	45,870
684	6.000	03/01/32	729
21,502,775	5.500	04/01/33	22,682,915
65,759	6.000	05/01/33	69,997
62,086	5.000	06/01/33	64,393
25,715	5.000	07/01/33	26,696
8,006,901	5.500	07/01/33	8,401,176
364,910	5.000	08/01/33	378,471
4,204,369	4.500	09/01/33	4,284,866
55,583	5.000	09/01/33	57,648
29,280	5.500	09/01/33	30,862
91,558	5.000	10/01/33	94,961
111,606	5.000	11/01/33	115,753
17,336	5.000	12/01/33	17,980
14,459	5.500	12/01/33	15,197
29,509	6.000	12/01/33	31,393
17,759	5.000	01/01/34	18,419
37,013	5.500	02/01/34	39,006
5,926	5.500	04/01/34	6,250
34,293	5.500	05/01/34	36,134
1,246	5.500	06/01/34	1,313
36,349	5.000	07/01/34	37,700
51,001	5.500	08/01/34	53,804
3,407	5.500	10/01/34	3,592
399,848	5.500	12/01/34	421,200
9,901	6.000	12/01/34	10,527
173,170	6.000	02/01/35	184,115
25,798	5.000	03/01/35	26,743
137,395	5.000	04/01/35	142,288
61,269	5.500	04/01/35	64,512
1,624,909	6.000	04/01/35	1,730,286
22,439	5.000	05/01/35	23,260
4,489,149	5.000	07/01/35	4,649,207
50,276	5.500	07/01/35	52,940
1,497,698	6.000	07/01/35	1,594,524
978,274	5.000	08/01/35	1,013,733
5,513	5.500	08/01/35	5,811
3,362	6.000	08/01/35	3,569
295,545	5.000	09/01/35	306,300
49,293	5.500	09/01/35	51,902
271,273	5.000	10/01/35	281,015
558,400	6.000	10/01/35	594,391
117,604	5.000	11/01/35	121,908
1,422,508	6.000	11/01/35	1,508,912
25,098	5.500	12/01/35	26,466
772,592	6.000	01/01/36	820,940
1,213	5.500	02/01/36	1,276
68,452	6.000	02/01/36	72,586
495,484	6.000	03/01/36	526,582
514,080	6.000	04/01/36	546,571
90,213	6.000	06/01/36	95,719
44,710	5.000	07/01/36	46,374
612,886	6.000	09/01/36	652,731
2,799	5.500	10/01/36	2,950
31,264	6.000	10/01/36	33,220
1,946,360	6.000	11/01/36	2,066,166
44,941	5.000	12/01/36	46,542
56,771	5.500	12/01/36	59,842
856,409	6.000	12/01/36	911,339
151,523	5.500	01/01/37	159,307
514,015	6.000	01/01/37	546,669
57,530	5.500	02/01/37	60,679
67,911	6.000	02/01/37	72,087
215,636	5.500	03/01/37	227,109
785,330	5.500	04/01/37	825,695
222,200	6.000	04/01/37	235,827
1,533,944	5.500	05/01/37	1,612,327
125,687	6.000	05/01/37	133,401
188,164	5.500	06/01/37	197,802
25,932	6.000	06/01/37	27,522
122,206	5.500	07/01/37	128,608
183,322	6.000	07/01/37	194,565

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$37,566	5.500%	08/01/37		$39,371
150,145	6.000	08/01/37		159,325
5,661	5.500	09/01/37		5,968
23,177	6.000	09/01/37		24,592
222,358	5.500	10/01/37		233,675
308,844	6.000	11/01/37		327,765
2,267,054	7.500	11/01/37		2,472,768
7,025	5.500	12/01/37		7,398
405,917	5.500	01/01/38		426,972
35,104	6.000	01/01/38		37,246
374,551	5.500	02/01/38		393,707
4,395,618	5.000	03/01/38		4,552,899
3,392,309	5.500	03/01/38		3,566,347
115,755	6.000	03/01/38		122,872
3,145,964	5.500	04/01/38		3,306,364
1,102,195	5.500	05/01/38		1,161,873
35,052	6.000	05/01/38		37,179
1,483,408	5.500	06/01/38		1,559,506
1,476,006	5.500	07/01/38		1,552,905
32,685	6.000	07/01/38		34,659
686,802	5.500	08/01/38		723,522
1,274,614	6.000	08/01/38		1,351,589
2,080,541	5.500	09/01/38		2,193,864
2,382,528	6.000	09/01/38		2,526,410
1,958,099	5.500	10/01/38		2,059,692
196,411	6.000	10/01/38		208,273
2,061,241	5.500	11/01/38		2,172,165
6,279,522	6.000	11/01/38		6,658,747
2,927,992	5.500	12/01/38		3,089,441
686,522	6.000	12/01/38		727,981
2,864,212	5.500	01/01/39		3,023,318
378,302	6.000	01/01/39		401,148
136,627	5.000	02/01/39		141,815
786,205	5.500	02/01/39		828,965
22,674,524	6.000	02/01/39		24,058,023
40,492	5.000	03/01/39		42,004
520,080	5.500	03/01/39		549,291
75,365	5.000	04/01/39		78,179
29,335	5.500	04/01/39		30,979
1,178,806	5.000	05/01/39		1,223,663
68,077	5.500	05/01/39		71,617
191,682	4.500	06/01/39		194,796
3,232,831	5.000	06/01/39		3,344,898
224,820	4.500	07/01/39		228,473
2,575,600	5.000	07/01/39		2,669,588
381,164	4.500	08/01/39		387,235
248,361	5.000	08/01/39		257,715
500,000	4.500	09/01/39		508,125
1,508,177	5.000	09/01/39		1,561,965
2,000,000	4.500	10/01/39		2,031,500
4,809,573	5.000	10/01/39		4,982,071
11,000,000	4.500	TBA-30yr(e	)	11,136,641
1,000,000	5.000	TBA-30yr(e	)	1,032,812
14,000,000	5.500	TBA-30yr(e	)	14,643,132
7,000,000	6.000	TBA-30yr(e	)	7,321,875

				258,630,048

GNMA – 6.8%
417	9.000	08/15/16		460
276,123	7.000	12/15/27		303,647
30,671	6.500	08/15/28		33,300
462,695	6.000	01/15/29		492,864
287,138	7.000	10/15/29		315,812
4,827,948	5.500	12/15/32		5,107,097
10,133,912	5.000	05/15/33		10,564,205
6,062,016	5.000	06/15/33		6,320,048
20,985,808	5.000	07/15/33		21,879,077
2,528,079	5.000	09/15/33		2,635,688
4,349,340	5.000	03/15/34		4,528,342
2,718,051	5.500	06/15/34		2,870,448
3,265,851	6.000	12/15/38		3,457,464
1,080,814	5.000	04/15/39		1,125,294
2,250,724	5.000	05/15/39		2,342,506
298,693	4.500	06/15/39		303,838
3,214,816	5.000	06/15/39		3,346,241
1,220,381	5.000	07/15/39		1,269,814

				66,896,145

TOTAL FEDERAL AGENCIES				$476,344,946

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $557,873,109)				$574,386,583

Agency Debentures – 20.8%

FFCB
$9,000,000	4.750%	11/06/12		$9,766,962
5,100,000	4.875	12/16/15		5,592,565
10,000,000	5.050	08/01/18		10,750,920
FHLB(f)
10,000,000	5.375	06/13/14		11,205,580
FHLMC
20,000,000	2.050	03/09/11		20,131,260
1,600,000	2.125	03/16/11		1,610,682
13,100,000	1.750	07/27/11		13,192,787
18,200,000	1.625	08/11/11		18,290,145
19,500,000	2.050	05/11/12		19,583,830
FNMA
8,500,000	2.000	03/02/11		8,535,793
30,000,000	2.050	04/01/11		30,227,100
8,000,000	1.750	04/15/11		8,042,290
13,935,000	1.700	04/29/11		14,032,113
New Valley Generation
3,701,655	4.929	01/15/21		3,686,737
New Valley Generation II
4,007,812	5.572	05/01/20		4,315,708
Private Export Funding Corp.
14,600,000	3.050	10/15/14		14,732,661
Small Business Administration
249,846	6.700	12/01/16		271,720
176,829	7.150	03/01/17		194,138
145,701	7.500	04/01/17		159,829
74,293	7.300	05/01/17		81,419
54,410	6.800	08/01/17		59,400

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Agency Debentures – (continued)
Small Business Administration – (continued)
$196,929	6.300%	05/01/18	$212,577
127,913	6.300	06/01/18	138,098
Tennessee Valley Authority
4,000,000	5.375	04/01/56	4,258,096
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15	4,472,891

TOTAL AGENCY DEBENTURES
(Cost $198,919,396)			$203,545,301

Asset-Backed Securities – 0.4%

Home Equity(a) – 0.4%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$120,159	4.217%	04/25/34	$101,185
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
594,954	0.606	10/25/34	396,846
Household Home Equity Loan Trust Series 2007-3, Class APT
3,274,130	1.446	11/20/36	2,660,229
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2
21,324	0.596	08/25/34	11,147

			3,169,407

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
181,475	8.330	04/01/30	176,275

TOTAL ASSET-BACKED SECURITIES
(Cost $4,199,947)			$3,345,682

Government Guarantee Obligations(g) – 10.5%

Citigroup Funding, Inc.
$3,200,000	2.125%	07/12/12	$3,235,325
6,800,000	1.875	10/22/12	6,817,850
10,400,000	1.875	11/15/12	10,382,112
6,200,000	2.250	12/10/12	6,283,477
General Electric Capital Corp.
12,900,000	2.000	09/28/12	12,971,891
14,500,000	0.292 (a)	12/21/12	14,495,374
8,300,000	2.125	12/21/12	8,375,389
9,700,000	2.625	12/28/12	9,938,145
GMAC, Inc.
20,000,000	2.200	12/19/12	20,213,520
PNC Funding Corp.
10,000,000	2.300	06/22/12	10,179,540

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $102,100,527)			$102,892,623

U.S. Treasury Obligations – 10.0%

United States Treasury Bonds
$13,200,000	4.500%	08/15/39	$14,231,250
United States Treasury Inflation Protected Securities
15,460,616	0.875	04/15/10	15,465,440
1,608,529	3.500	01/15/11	1,676,640
7,444,008	1.625	01/15/15	7,583,583
7,703,997	2.000	01/15/16	7,992,897
6,185,178	2.500	07/15/16	6,629,738
1,302,084	2.000	01/15/26	1,299,235
United States Treasury Principal-Only STRIPS(h)
50,400,000	0.000	08/15/20	33,195,103
12,900,000	0.000	05/15/21	8,145,744
3,000,000	0.000	11/15/21	1,843,848

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $96,302,412)			$98,063,478

Municipal Debt Obligations – 0.2%

New Jersey – 0.2%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,260,400
(Cost $2,000,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $961,395,391)			$984,494,067

Repurchase Agreement(i) – 3.0%

Joint Repurchase Agreement Account II
$29,100,000	0.061%	10/01/09	$29,100,000
Maturity Value: $29,100,049
(Cost $29,100,000)

TOTAL INVESTMENTS – 103.8%
(Cost $990,495,391)			$1,013,594,067

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.8)%			(36,905,383)

NET ASSETS – 100.0%			$976,688,684

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $809,330, which represents approximately 0.1% of net assets as of September 30, 2009.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $27,300,338, which represents approximately 2.8% of net assets as of September 30, 2009.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of the securities amounts to $102,892,623, which represents approximately 10.5% of net assets as of September 30, 2009.

(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 53.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Assurance
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2009, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FHLMC (Proceeds Receivable: $6,745,885)	5.000%	TBA-30yr(e)	10/14/09	$6,616,236	$6,834,122

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	80	November 2009	$19,933,000	$8,904
Eurodollars	117	December 2009	29,141,775	92,714
Eurodollars	(1)	December 2010	(245,613)	(201)
2 Year U.S. Treasury Notes	237	December 2009	51,421,594	260,629
5 Year U.S. Treasury Notes	54	December 2009	6,269,063	10,223
10 Year U.S. Treasury Notes	812	December 2009	96,082,438	1,476,692
30 Year U.S. Treasury Bonds	265	December 2009	32,164,375	658,611

TOTAL				$2,507,572

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged			Upfront
	Notional			Payments	Payments		Payments made
	Amount		Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Banc of America Securities LLC	$9,000		05/25/15	4.533%	3 month LIBOR	$953,140	$—	$953,140
	5,100	(a)	12/16/16	3 month LIBOR	3.250%	(8,034)	108,830	(116,864)
	8,600	(a)	12/16/16	3 month LIBOR	3.250	(13,548)	150,500	(164,048)
	8,800	(a)	12/16/16	3 month LIBOR	3.250	(13,863)	139,751	(153,614)
	9,500	(a)	12/16/16	3 month LIBOR	3.250	(14,965)	87,294	(102,259)
	9,500	(a)	12/16/16	3 month LIBOR	3.250	(14,966)	89,339	(104,305)
	11,700	(a)	12/16/16	3 month LIBOR	3.250	(18,431)	290,160	(308,591)
	23,600	(a)	12/16/16	3 month LIBOR	3.250	(37,177)	598,260	(635,437)
	27,800	(a)	08/14/17	4.955	3 month LIBOR	941,636	—	941,636
	43,000		11/02/19	3 month LIBOR	4.865	(6,061,387)	—	(6,061,387)
	15,700	(a)	08/15/22	3 month LIBOR	5.078	(888,189)	—	(888,189)
	11,700	(a)	12/16/24	3 month LIBOR	3.750	113,731	757,150	(643,419)
Deutsche Bank Securities, Inc.	3,100	(a)	12/16/14	3 month LIBOR	3.000	(27,519)	5,999	(33,518)
	13,100	(a)	09/05/17	4.568	3 month LIBOR	220,256	—	220,256
	7,700	(a)	09/06/22	3 month LIBOR	4.710	(213,387)	—	(213,387)
	4,400	(a)	12/16/24	3 month LIBOR	3.750	42,771	291,713	(248,942)
JPMorgan Securities, Inc.	37,900	(a)	12/16/19	3.500	3 month LIBOR	(170,007)	(453,484)	283,477
	6,400	(a)	12/16/24	3 month LIBOR	3.750	62,212	439,108	(376,896)
	10,600	(a)	12/16/24	3 month LIBOR	3.750	103,038	679,618	(576,580)

TOTAL						$(5,044,689)	$3,184,238	$(8,228,927)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 79.8%

United States Treasury Inflation Protected Securities

$1,237,390	3.500%	01/15/11	$1,288,046
3,146,558	2.375	04/15/11	3,239,973
13,175,690	3.000	07/15/12	14,007,405
1,407,108	1.875	07/15/13	1,453,719
5,594,592	2.000	01/15/14	5,793,899
15,339,168	1.625	01/15/15	15,626,777
15,013,768	1.875	07/15/15	15,511,099
11,501,742	2.000	01/15/16	11,933,057
8,104,716	2.500	07/15/16	8,687,243
1,203,708	2.125	01/15/19	1,263,893
2,370,340	1.875	07/15/19	2,439,969
6,398,168	2.375	01/15/25	6,708,083
16,059,036	2.000 (a)	01/15/26	16,023,899
6,193,936	2.375	01/15/27	6,509,443
6,784,800	1.750	01/15/28	6,500,687
4,793,508	3.625	04/15/28	5,925,974
601,854	2.500	01/15/29	646,805

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $121,783,252)			$123,559,971

Repurchase Agreement(b) – 1.9%

Joint Repurchase Agreement Account II
$3,000,000	0.061%	10/01/09	$3,000,000
Maturity Value: $3,000,005
(Cost $3,000,000)

TOTAL INVESTMENTS – 81.7%
(Cost $124,783,252)			$126,559,971

OTHER ASSETS IN EXCESS OF LIABILITIES – 18.3%			28,282,664

NET ASSETS – 100.0%			$154,842,635

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(b)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 53.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(2)	December 2009	$(498,150)	$(2,129)
Eurodollars	(2)	September 2010	(493,175)	(298)
2 Year U.S. Treasury Notes	25	December 2009	5,424,219	9,721
5 Year U.S. Treasury Notes	(30)	December 2009	(3,482,813)	(14,167)
10 Year U.S. Treasury Notes	(1)	December 2009	(118,328)	(555)
30 Year U.S. Treasury Bonds	(23)	December 2009	(2,791,625)	(62,150)

TOTAL				$(69,578)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 35.1%

Collateralized Mortgage Obligations – 6.3%
Interest Only(a) – 0.0%
FHLMC REMIC Series 2575, Class IB
$716,520	5.500%	08/15/30	$16,873
FHLMC REMIC Trust Series 2586, Class NX
622,993	4.500	08/15/16	23,453

			40,326

Inverse Floaters(b) – 0.0%
FNMA REMIC Trust Series 1990-134, Class SC
36,475	21.178	11/25/20	53,396
GNMA Series 2001-59, Class SA
14,509	25.541	11/16/24	21,427

			74,823

IOette(a) – 0.0%
FHLMC REMIC Series 1161, Class U
912	1,172.800	11/15/21	22,412

Planned Amortization Class – 0.1%
FHLMC REMIC Series 1556, Class H
574,636	6.500	08/15/13	574,916
FHLMC REMIC Series 1916, Class PC
858,486	6.750	12/15/11	888,774

			1,463,690

Regular Floater(b) – 1.4%
FHLMC REMIC Series 3151, Class KY(c)
616,087	0.000	05/15/36	610,580
FHLMC REMIC Series 3297, Class HF
9,693,991	0.633	04/15/37	9,429,394
FHLMC REMIC Series 3326, Class FC
14,093,187	0.703	06/15/37	13,715,439
FHLMC REMIC Series 3397, Class FK
16,156,295	1.023	12/15/37	15,958,850
FNMA REMIC Series 1988-12, Class B(c)
144,198	0.000	02/25/18	124,646
FNMA REMIC Series 2001-60, Class OF
1,858,387	1.196	10/25/31	1,884,616
FNMA REMIC Trust Series 2001-70, Class OF
929,193	1.196	10/25/31	939,828

			42,663,353

Sequential Fixed Rate – 4.8%
FHLMC REMIC Series 108, Class G
346,268	8.500	12/15/20	385,351
FHLMC REMIC Series 1980, Class Z
1,663,869	7.000	07/15/27	1,818,883
FHLMC REMIC Series 2019, Class Z
1,679,014	6.500	12/15/27	1,804,458
FHLMC REMIC Series 3284, Class CA
31,547,043	5.000	10/15/21	33,318,917
FNMA REMIC Series 1988-12, Class A
280,705	6.902	02/25/18	283,888
FNMA REMIC Series 2007-36, Class AB
44,017,811	5.000	11/25/21	46,426,193
FNMA REMIC Series 2009-70, Class AL
51,648,925	5.000	08/25/19	54,935,677
FNMA REMIC Trust Series 1989-66, Class J
541,241	7.000	09/25/19	591,256
FNMA REMIC Trust Series 1990-16, Class E
351,750	9.000	03/25/20	395,851
FNMA REMIC Trust Series 1992-33, Class K
1,040,186	8.500	03/25/18	1,072,713
GNMA REMIC Trust Series 1995-3, Class DQ
76,978	8.050	06/16/25	86,891

			141,120,078

Targeted Amortization Class(b)(c) – 0.0%
FHLMC REMIC Trust Series 3291, Class XC
478,654	0.000	03/15/37	460,718

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$185,845,400

Federal Agencies – 28.8%
Adjustable Rate FHLMC(b) – 3.3%
190,228	3.762	05/01/18	192,334
110,017	4.981	10/01/25	113,264
782,883	4.551	09/01/33	795,624
140,202	5.135	09/01/33	145,239
3,984,129	5.077	09/01/34	4,123,514
398,407	4.424	10/01/34	405,367
236,941	4.380	11/01/34	245,434
177,845	4.383	11/01/34	184,066
675,396	4.387	11/01/34	688,099
342,909	4.487	11/01/34	355,037
1,675,709	4.681	11/01/34	1,740,377
416,383	4.342	01/01/35	429,909
509,668	4.338	02/01/35	525,978
355,482	4.352	02/01/35	367,016
464,365	4.416	02/01/35	474,586
392,414	4.431	02/01/35	407,232
766,768	4.433	02/01/35	784,216
479,385	4.497	02/01/35	495,702
210,477	4.515	02/01/35	217,157
2,073,663	4.548	03/01/35	2,147,206
1,347,440	4.086	04/01/35	1,393,408
8,830,321	3.875	06/01/35	9,018,398
3,834,487	5.112	08/01/35	3,982,398
2,524,461	4.535	11/01/35	2,619,184
1,679,690	5.878	05/01/36	1,782,572
704,241	5.962	10/01/36	741,290
631,526	5.864	11/01/36	665,473
44,235,580	5.934	08/01/37	46,945,031
14,373,767	6.384	09/01/37	15,254,167

			97,239,278

Adjustable Rate FNMA(b) – 10.7%
203,416	3.929	11/01/17	206,473
306,608	5.920	02/01/18	313,468
160,803	6.133	06/01/18	165,655
213,130	5.718	05/01/20	225,718
96,696	4.723	01/01/23	99,645
678,012	4.148	02/01/27	704,135

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)

$7,365,409	3.352%	08/01/29	$7,547,393
172,197	2.730	07/01/32	176,356
46,103	3.380	07/01/32	47,833
536,486	4.993	01/01/33	551,299
29,948	4.606	03/01/33	30,956
5,026,935	4.016	05/01/33	5,232,446
313,181	4.665	06/01/33	319,980
224,776	4.465	07/01/33	230,299
582,635	3.375	08/01/33	604,253
4,028,323	4.612	08/01/33	4,186,938
24,800	4.092	09/01/33	25,727
24,272	4.453	12/01/33	24,920
3,385,833	3.327	02/01/34	3,468,583
1,974,957	3.835	03/01/34	2,039,678
61,500,000	4.114	04/01/34	63,575,625
91,577	4.347	04/01/34	94,047
2,016,855	3.731	05/01/34	2,091,071
1,215,014	3.945	05/01/34	1,260,582
2,144,710	2.848	06/01/34	2,196,005
131,987	4.690	10/01/34	135,767
2,662,690	4.739	10/01/34	2,744,020
1,685,380	4.940	10/01/34	1,743,232
1,184,861	3.458	11/01/34	1,209,724
1,058,920	4.537	11/01/34	1,092,027
46,917	4.595	11/01/34	48,259
452,778	4.533	12/01/34	466,171
804,624	4.699	12/01/34	826,537
156,598	4.322	01/01/35	161,250
574,041	4.466	01/01/35	591,832
505,279	4.481	01/01/35	520,477
631,873	4.541	01/01/35	651,745
1,576,982	4.259	02/01/35	1,627,594
306,878	4.304	02/01/35	316,593
1,458,777	4.416	02/01/35	1,487,481
450,818	4.587	02/01/35	465,587
707,565	3.707	03/01/35	730,915
617,810	4.410	03/01/35	634,816
4,740,852	5.027	03/01/35	4,888,715
1,134,687	3.990	04/01/35	1,172,388
5,000,342	4.383	04/01/35	5,135,701
4,184,862	4.675	04/01/35	4,349,620
885,486	4.690	04/01/35	921,045
12,804,234	4.986	04/01/35	13,208,604
919,310	3.612	05/01/35	947,825
1,897,966	3.669	05/01/35	1,947,343
642,348	4.387	05/01/35	665,953
16,436,685	4.038	07/01/35	16,952,386
5,662,916	4.737	08/01/35	5,843,155
4,501,728	4.710	10/01/35	4,662,268
12,355,531	5.824	03/01/36	13,029,958
3,652,754	3.408	04/01/36	3,720,955
8,362,145	5.625	04/01/36	8,824,843
7,708,064	3.420	06/01/36	7,852,783
9,508,934	5.937	06/01/36	10,001,092
10,099,864	3.536	07/01/36	10,314,153
290,937	5.785	07/01/36	308,121
11,313,565	5.951	09/01/36	11,935,839
706,034	5.436	11/01/36	742,274
792,093	5.648	11/01/36	834,898
13,884,432	4.101	04/01/37	14,376,205
15,355,791	5.820	07/01/37	16,256,171
20,179,163	6.779	09/01/37	21,415,147
23,757,061	5.374	11/01/38	25,018,693
759,133	5.698	12/01/46	802,116

			317,001,363

Adjustable Rate GNMA(b) – 0.6%
4,301,320	2.750	05/20/34	4,404,475
902,953	3.500	05/20/34	930,497
1,759,598	4.500	07/20/34	1,814,347
1,121,234	4.625	08/20/34	1,158,313
5,188,595	4.500	09/20/34	5,350,064
2,574,656	4.625	09/20/34	2,657,750
1,110,857	3.750	10/20/34	1,140,108
1,713,758	3.750	12/20/34	1,757,489

			19,213,043

FHLMC – 5.4%
1,944	6.500	06/01/10	1,996
59,545	6.500	07/01/10	61,133
6,766	7.000	07/01/10	6,827
160	6.500	08/01/10	164
4,784	7.000	01/01/11	4,895
8,528	7.000	12/01/12	8,727
57,619	6.500	01/01/13	61,434
43,928	6.500	04/01/13	46,836
115,956	6.500	05/01/13	123,634
64,693	6.500	06/01/13	68,976
512,265	4.000	09/01/13	526,153
34,612	6.500	10/01/13	36,904
550,709	4.000	11/01/13	565,752
663,595	5.000	12/01/13	705,635
746,280	4.000	01/01/14	777,050
648,039	4.000	05/01/14	664,831
328,814	4.500	06/01/14	345,887
1,241,651	4.500	10/01/14	1,306,122
3,159,807	5.000	10/01/14	3,350,616
766,279	4.000	11/01/14	786,135
1,358,112	4.500	11/01/14	1,428,629
1,000,580	4.000	03/01/15	1,019,140
7,100,710	4.500	03/01/15	7,360,044
517,521	4.500	08/01/15	541,509
54,560	8.500	10/01/15	59,410
495,699	8.000	12/01/15	531,111
16,239	7.000	03/01/16	17,463
6,773,303	5.000	10/01/17	7,200,889
7,517,998	5.000	11/01/17	7,979,520
12,320,917	5.000	01/01/18	13,089,512
8,048,388	5.000	02/01/18	8,554,601
29,736,186	5.000	03/01/18	31,613,257
142,153	4.500	04/01/18	150,136
239,279	4.500	11/01/18	252,716
13,463,873	5.500	01/01/19	14,447,367

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$339,862	4.500%	05/01/19	$357,509
23,758,512	5.000	12/01/19	25,219,289
6,730,012	5.500	01/01/20	7,187,968
800,421	4.500	04/01/20	845,370
2,936,331	5.500	05/01/20	3,136,139
2,602,714	5.500	07/01/20	2,779,821
529,499	4.500	08/01/20	556,993
1,270,161	7.000	04/01/22	1,407,225
32,958	4.500	05/01/23	34,182
35,673	7.500	01/01/31	39,135
20,047	6.000	06/01/36	21,309
468,563	6.000	07/01/37	497,464
86,843	6.000	09/01/37	92,173
40,228	6.000	11/01/37	42,697
84,921	6.000	09/01/38	90,079
13,144,865	6.000	12/01/38	13,951,291

			159,953,655

FNMA – 8.2%
112	7.000	12/01/09	113
3,035,108	4.000	05/01/10	3,074,571
2,758	8.500	05/01/10	2,797
3,364,605	4.000	06/01/10	3,384,476
2	7.000	01/01/11	2
624	5.500	04/01/11	665
54	5.500	07/01/11	55
9,994	7.000	07/01/11	10,363
1,868,645	5.500	01/01/13	1,952,999
455	5.500	04/01/13	486
1,800	5.500	06/01/13	1,920
1,168,256	4.500	08/01/13	1,205,107
6,196,073	4.500	09/01/13	6,387,541
3,558,639	4.000	11/01/13	3,653,476
2,531	5.500	12/01/13	2,700
32,791	6.000	01/01/14	35,061
105,990	6.000	03/01/14	113,327
18,144	5.500	04/01/14	19,293
669,972	4.000	01/01/15	688,248
283,349	4.500	01/01/15	293,585
3,437	8.500	09/01/15	3,673
186,355	8.500	10/01/15	198,663
24,856	8.500	12/01/15	27,063
4,592	5.500	04/01/16	4,903
37,025	5.500	07/01/16	39,531
5,289	5.500	11/01/16	5,647
817,747	5.500	01/01/17	875,542
19,596	5.500	02/01/17	21,007
11,363	5.500	04/01/17	12,181
54,788	5.500	10/01/17	58,721
6,509	5.500	11/01/17	6,978
33,908	5.500	01/01/18	36,309
73,735	5.500	02/01/18	78,931
262,201	5.500	03/01/18	281,086
36,689	5.500	04/01/18	39,295
44,667	5.500	06/01/18	47,814
700,404	5.500	07/01/18	750,483
310,536	5.500	08/01/18	332,662
597,745	5.500	09/01/18	640,241
23,124	5.500	10/01/18	24,754
1,428,845	5.500	12/01/18	1,531,686
2,866,553	5.500	01/01/19	3,072,949
70,839	5.500	03/01/19	75,524
1,464,443	5.500	05/01/19	1,569,919
54,020,231	5.000	07/01/19	57,419,787
2,846,169	5.000	08/01/19	3,016,775
32,129	5.500	08/01/19	34,265
7,538,833	5.000	09/01/19	7,989,980
8,662,242	5.000	10/01/19	9,181,395
10,414,938	5.000	11/01/19	11,038,880
119,974	7.000	11/01/19	133,195
43,983,186	5.000	12/01/19	46,699,760
3,685,448	5.000	01/01/20	3,905,413
1,902,545	5.000	02/01/20	2,016,549
2,408,300	5.000	03/01/20	2,552,609
21,831	5.500	03/01/20	23,392
541,315	5.500	06/01/20	580,011
187,630	5.000	07/01/20	198,874
13,226,482	6.000	10/01/21	14,172,893
293,661	4.500	04/01/23	304,705
15,295,560	5.500	09/01/23	16,260,064
2,373,510	5.500	10/01/23	2,526,675
16,338	7.000	12/01/24	17,939
4,575	7.000	07/01/27	5,023
4,531	7.000	08/01/27	5,005
6,695	7.000	10/01/28	7,388
4,986	7.000	01/01/29	5,499
5,473	7.000	11/01/29	6,030
140,320	8.000	02/01/31	152,749
4,755	7.000	04/01/31	5,227
35,873	7.000	05/01/32	39,386
21,492	7.000	06/01/32	23,597
6,863	7.000	08/01/32	7,535
2,882,219	6.000	03/01/33	3,065,731
5,383,818	6.500	04/01/33	5,825,879
9,041	7.000	10/01/33	9,888
6,754	7.000	04/01/34	7,423
40,577	6.000	12/01/34	43,142
16,940,838	6.000	04/01/35	18,040,656
3,130	6.000	11/01/35	3,322
1,219,720	8.500	09/01/37	1,329,749
3,974,608	7.500	10/01/37	4,335,267
1,057,591	7.500	09/01/47	1,145,658

			242,699,662

GNMA – 0.6%
165	9.000	01/15/10	171
13,094	9.000	07/15/12	13,997
1,272,586	5.500	07/15/20	1,367,433
344,608	6.000	10/15/38	367,412
1,056,771	6.000	11/15/38	1,124,838

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)

$9,277,997	6.000%	12/15/38	$9,834,188
4,113,033	6.000	01/15/39	4,385,201

			17,093,240

TOTAL FEDERAL AGENCIES			$853,200,241

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,020,292,223)			$1,039,045,641

Agency Debentures – 29.0%

FHLB(d)
$12,000,000	0.500%	07/27/11	$12,009,504
FHLMC
39,000,000	2.000	02/25/11	39,214,578
119,300,000	2.050	03/09/11	120,082,966
89,000,000	2.000	03/16/11	89,526,346
21,000,000	3.500	05/05/11	21,829,143
64,400,000	1.750	07/27/11	64,856,145
38,900,000	1.625	08/11/11	39,092,672
50,000,000	2.125	03/23/12	50,926,100
27,000,000	2.500	03/23/12	27,210,951
42,400,000	2.050	05/11/12	42,582,277
21,300,000	1.750	06/15/12	21,412,443
98,400,000	2.125	09/21/12	99,654,206
FNMA
32,800,000	2.000	03/02/11	32,938,121
20,000,000	2.050	04/01/11	20,151,400
38,000,000	1.750	04/15/11	38,200,876
30,000,000	2.125	04/15/11	30,261,480
32,000,000	1.700	04/29/11	32,223,008
36,700,000	4.680 (e)	06/15/11	39,065,535
20,000,000	2.500	02/17/12	20,135,860
17,000,000	2.150	05/04/12	17,119,204
Small Business Administration
175,313	7.200	06/01/17	192,112
393,859	6.300	05/01/18	425,155
319,783	6.300	06/01/18	345,244

TOTAL AGENCY DEBENTURES
(Cost $851,415,751)			$859,455,326

Government Guarantee Obligations(f) – 15.5%

American Express Bank FSB

$25,300,000	3.150%	12/09/11	$26,265,625
Bank of America Corp.
18,000,000	2.100	04/30/12	18,252,576
Bank of the West
20,000,000	2.150	03/27/12	20,346,280
Citibank NA
26,200,000	1.875	05/07/12	26,373,496
Citigroup Funding, Inc.
12,400,000	2.125	07/12/12	12,536,884
6,500,000	1.875	10/22/12	6,517,063

Citigroup, Inc.
19,500,000	0.859 (b)	12/09/10	19,665,633
65,000,000	2.125	04/30/12	65,919,945
General Electric Capital Corp.
22,000,000	1.800	03/11/11	22,273,284
25,000,000	3.000	12/09/11	25,874,000
17,000,000	0.518 (b)	06/01/12	17,082,467
7,000,000	2.000	09/28/12	7,039,011
29,500,000	2.125	12/21/12	29,767,949
20,400,000	2.625	12/28/12	20,900,840
GMAC, Inc.
72,200,000	2.200	12/19/12	72,970,807
HSBC USA, Inc.
20,200,000	3.125	12/16/11	20,977,336
John Deere Capital Corp.
20,700,000	2.875	06/19/12	21,387,137
PNC Funding Corp.
16,200,000	1.875	06/22/11	16,395,372
7,000,000	2.300	06/22/12	7,125,678

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $450,352,648)			$457,671,383

U.S. Treasury Obligations – 8.3%

United States Treasury Bond
$9,100,000	4.250%	05/15/39	$9,414,232
United States Treasury Inflation Protected Securities
78,781,215	0.875	04/15/10	78,805,795
14,848,680	3.500	01/15/11	15,456,555
27,321,347	1.875	07/15/13	28,226,367
20,076,264	1.625	01/15/15	20,452,694
United States Treasury Note
92,500,000	1.000	09/30/11	92,572,243

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $243,432,780)			$244,927,886

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $2,565,493,402)			$2,601,100,236

Repurchase Agreement(g) – 10.3%

Joint Repurchase Agreement Account II
$303,700,000	0.061%	10/01/09	$303,700,000
Maturity Value: $303,700,515
(Cost $303,700,000)

TOTAL INVESTMENTS – 98.2%
(Cost $2,869,193,402)			$2,904,800,236

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			52,811,062

NET ASSETS – 100.0%			$2,957,611,298

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2009.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(f)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of the securities amounts to $457,671,383, which represents approximately 15.5% of net assets as of September 30, 2009.

(g)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 53.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	68	December 2009	$16,937,100	$15,980
Eurodollars	102	June 2010	25,252,650	67,320
Eurodollars	102	September 2010	25,151,925	45,645
2 Year U.S. Treasury Notes	7,946	December 2009	1,724,033,688	7,640,507
5 Year U.S. Treasury Notes	(2,172)	December 2009	(252,155,625)	(1,045,792)
10 Year U.S. Treasury Notes	555	December 2009	65,672,109	236,018
30 Year U.S. Treasury Bonds	(495)	December 2009	(60,080,625)	(1,208,123)

TOTAL				$5,751,555

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged			Upfront
	Notional		Payments	Payments		Payments made
	Amount	Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Bank of America Securities LLC	$4,500	12/16/16	3 month LIBOR	3.250%	$(7,089)	$95,220	$(102,309)
	4,700	12/16/16	3 month LIBOR	3.250	(7,404)	82,250	(89,654)
	4,700	12/16/16	3 month LIBOR	3.250	(7,404)	74,640	(82,044)
	15,500	12/16/16	3 month LIBOR	3.250	(24,417)	384,400	(408,817)
	31,100	12/16/16	3 month LIBOR	3.250	(48,992)	788,385	(837,377)
	69,500	08/14/17	4.955%	3 month LIBOR	2,354,090	—	2,354,090
	39,200	08/15/22	3 month LIBOR	5.078	(2,217,644)	—	(2,217,644)
	12,800	12/16/24	3 month LIBOR	3.750	124,423	828,335	(703,912)
Deutsche Bank Securities, Inc.	158,900	12/17/12	3 month LIBOR	2.250	(635,849)	506,285	(1,142,134)
	1,700	12/16/16	3 month LIBOR	3.250	(2,678)	42,759	(45,437)
	3,900	12/16/16	3 month LIBOR	3.250	(6,143)	98,624	(104,767)
	13,400	12/16/16	3 month LIBOR	3.250	(21,109)	341,968	(363,077)
	33,300	09/05/17	4.568	3 month LIBOR	559,888	—	559,888
	19,500	09/06/22	3 month LIBOR	4.710	(540,395)	—	(540,395)
	4,700	12/16/24	3 month LIBOR	3.750	45,687	311,602	(265,915)
JPMorgan Securities, Inc.	3,600	12/16/16	3 month LIBOR	3.250	(5,671)	78,156	(83,827)
	9,700	12/16/19	3.500	3 month LIBOR	(43,511)	(116,063)	72,552
	7,000	12/16/24	3 month LIBOR	3.750	68,044	480,274	(412,230)
	11,400	12/16/24	3 month LIBOR	3.750	110,814	730,909	(620,095)

TOTAL					$(305,360)	$4,727,744	$(5,033,104)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 38.1%

Collateralized Mortgage Obligations – 6.3%
Adjustable Rate Non-Agency(a) – 0.4%
Bank of America Mortgage Securities Series 2002-J, Class A2
$60,111	4.967%	09/25/32	$53,814
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
66,891	4.299	08/25/33	57,303
Countrywide Home Loan Trust Series 2003-37, Class 1A1
48,422	3.815	08/25/33	39,660
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
859,861	3.963	03/25/33	690,916
Sequoia Mortgage Trust Series 2004-10, Class A3A
1,459,321	1.971	11/20/34	1,144,757

			1,986,450

Interest Only(b) – 0.0%
FHLMC REMIC Trust Series 2586, Class NX
1,115,876	4.500	08/15/16	42,007
FNMA REMIC Trust Series 1990-145, Class B
1,317	1,004.961	12/25/20	30,117

			72,124

Planned Amortization Class – 0.3%
FHLMC REMIC Trust Series 2113, Class TE
1,141,885	6.000	01/15/14	1,202,117
FNMA REMIC Trust Series 1993-225, Class WC
638,019	6.500	12/25/13	667,272

			1,869,389

Regular Floater(a) – 1.7%
BCAP LLC Trust Series 2006-RR1, Class CF
412,445	0.886	11/25/36	371,277
Collateralized Mortgage Securities Corp. Series N, Class 2
182,292	0.993	08/25/17	182,977
FHLMC REMIC Series 3297, Class HF
5,415,264	0.633	04/15/37	5,267,455
FHLMC REMIC Trust Series 1826, Class F
134,760	0.650	09/15/21	134,536
FHLMC REMIC Trust Series 3152, Class NX(c)
857,689	0.000	05/15/36	822,532
FNMA REMIC Trust Series 1990-145, Class A
535,763	2.513	12/25/20	532,892
FNMA REMIC Trust Series 1997-20, Class F
1,097,167	2.031	03/25/27	1,102,389
FNMA REMIC Trust Series 1998-66, Class FC
253,223	0.743	11/17/28	253,859
FNMA REMIC Trust Series 2001-70, Class OF
1,238,925	1.196	10/25/31	1,253,104

			9,921,021

Sequential Fixed Rate – 3.9%
FHLMC REMIC Series 3284, Class CA
4,625,318	5.000	10/15/21	4,885,104
FHLMC REMIC Trust Series 1720, Class PJ
100,646	7.250	01/15/24	100,958
First Nationwide Trust Series 2001-4, Class 1A1
62,288	6.750	09/21/31	64,681
FNMA REMIC Series 2007-36, Class AB
6,503,316	5.000	11/25/21	6,859,137
FNMA REMIC Series 2009-70, Class AL
9,800,555	5.000	08/25/19	10,424,227

			22,334,107

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$36,183,091

Federal Agencies – 31.8%
Adjustable Rate FHLMC(a) – 2.5%
67,898	2.877	08/01/16	68,930
99,762	4.846	08/01/18	102,468
68,888	3.931	11/01/18	70,101
464,533	5.048	11/01/18	476,544
16,735	3.409	02/01/19	17,067
26,661	4.572	02/01/19	27,178
74,478	2.633	03/01/19	75,817
43,052	4.927	03/01/19	44,121
75,845	3.907	06/01/19	77,048
56,658	3.448	07/01/19	58,211
1,025,428	4.537	11/01/19	1,051,403
929,097	6.868	11/01/19	983,971
85,864	3.261	01/01/20	87,449
97,298	2.630	05/01/21	99,180
21,677	5.975	01/01/25	22,251
75,304	2.691	10/01/26	76,528
851,345	5.695	08/01/28	894,699
505,541	4.980	05/01/29	521,781
64,041	4.186	06/01/29	66,563
87,087	3.253	04/01/30	89,113
102,324	4.331	06/01/30	106,353
228,759	4.806	12/01/30	234,758
7,254	4.631	01/01/31	7,426
108,253	3.235	02/01/31	110,834
29,007	3.914	05/01/31	30,135
17,880	5.484	06/01/31	18,460
8,852	5.029	11/01/31	9,072
16,128	5.375	10/01/32	16,738
3,236	3.975	02/01/33	3,298
906,866	2.709	07/01/33	917,073
1,456,335	4.569	09/01/33	1,489,077
58,856	4.998	11/01/33	60,238
699,127	5.665	05/01/35	721,601
5,135,901	5.934	08/01/37	5,450,477

			14,085,963

Adjustable Rate FNMA(a) – 9.6%
352,805	6.733	04/01/17	370,155
45,107	4.258	08/01/17	45,163
160,365	2.849	09/01/17	161,189
100,769	3.082	09/01/17	101,008
43,450	3.195	11/01/17	43,948
52,028	3.250	12/01/17	52,627
38,348	4.875	12/01/17	39,834
115,407	2.925	03/01/18	115,948
300,528	3.885	03/01/18	304,769

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)

$1,219,998	3.703%	07/01/18	$1,237,294
62,544	2.626	10/01/18	63,707
130,008	2.718	10/01/18	131,031
139,930	3.004	10/01/18	140,676
77,442	3.191	10/01/18	78,106
390,433	3.764	10/01/18	396,854
7,818	3.105	11/01/18	7,955
64,975	3.500	12/01/18	66,113
177,698	3.700	01/01/19	180,061
621,547	4.258	04/01/19	645,632
33,795	5.919	04/01/19	34,235
259,830	3.082	05/01/19	262,192
1,230,172	3.831	05/01/19	1,247,239
232,214	4.221	06/01/19	236,938
243,745	4.265	06/01/19	248,326
200,283	6.179	07/01/19	212,112
444,202	4.160	08/01/19	452,345
478,643	4.457	08/01/19	497,190
1,658,324	3.879	11/01/19	1,697,484
46,706	4.655	11/01/19	47,480
9,265	4.625	04/01/20	9,441
429,740	5.718	05/01/20	455,122
523,058	3.561	06/01/20	530,004
167,378	3.941	06/01/20	170,267
268,387	3.864	11/01/20	273,134
357,564	3.872	03/01/21	365,314
114,855	2.955	09/01/21	116,919
101,537	3.830	12/01/21	104,125
1,417,599	3.728	01/01/22	1,451,297
37,904	6.472	02/01/22	40,143
123,251	4.365	05/20/22	127,595
372,778	4.780	02/01/23	382,667
8,662	6.219	12/01/23	9,003
697,566	4.887	01/01/24	722,195
640,760	3.885	03/01/24	658,452
7,465,521	3.722	04/01/24	7,533,200
569,342	4.394	06/20/24	590,282
36,077	4.849	08/01/24	36,822
172,466	5.098	01/01/25	182,652
329,652	4.148	02/01/27	342,353
45,439	3.977	06/01/27	46,445
35,107	4.250	12/01/27	36,489
66,857	4.531	01/01/28	69,489
59,159	3.260	05/01/28	60,566
14,998	4.065	09/01/28	15,423
595,797	4.168	01/01/29	611,920
36,343	2.630	06/01/29	37,183
14,305	3.010	06/01/29	14,639
25,199	3.419	06/01/29	25,581
1,064,246	4.123	05/01/30	1,097,432
5,001	4.260	02/01/31	5,205
95,847	3.244	05/01/31	98,091
53,653	3.155	06/01/31	54,496
808,473	2.857	07/01/31	829,449
93,412	2.819	08/01/31	95,675
292,596	3.048	08/01/31	299,727
351,616	4.881	11/01/31	360,863
85,369	4.240	12/01/31	87,028
157,724	3.482	01/01/32	161,394
189,401	2.820	02/01/32	191,303
60,071	2.890	03/01/32	61,001
516,553	4.178	03/01/32	532,696
23,471	4.549	03/01/32	24,399
524,551	2.809	04/01/32	532,662
6,414	3.125	04/01/32	6,504
35,620	3.880	05/01/32	36,108
129,953	2.955	07/01/32	132,127
459,793	2.775	09/01/32	471,536
36,312	3.000	09/01/32	37,074
12,612	3.300	09/01/32	12,994
35,072	3.926	09/01/32	35,848
38,580	4.909	09/01/32	39,614
43,332	3.581	10/01/32	44,485
9,803	4.767	12/01/32	10,124
223,295	4.365	01/01/33	232,050
652,717	3.596	02/01/33	669,523
264,039	3.458	04/01/33	272,342
69,575	3.636	04/01/33	71,949
1,059,020	3.083	05/01/33	1,090,767
3,571,598	3.180	05/01/33	3,640,787
394,575	3.324	05/01/33	403,655
1,411,844	2.897	08/01/33	1,443,388
14,779	4.525	08/01/33	15,120
140,312	4.702	01/01/34	145,333
36,927	3.920	02/01/34	37,824
11,700,000	4.114	04/01/34	12,094,875
1,566,881	4.383	04/01/35	1,609,297
1,439,715	4.986	04/01/35	1,485,183
1,418,202	3.482	10/01/35	1,437,876
32,751	4.083	05/01/36	34,040
7,018	3.694	11/01/38	7,185
177,156	2.451	06/01/40	177,834
602,593	3.346	07/01/40	617,112
24,297	2.251	02/01/41	24,293

			54,904,601

Adjustable Rate GNMA(a) – 2.0%
9,910,650	4.500	08/20/34	10,218,871
1,280,599	4.625	08/20/34	1,322,948

			11,541,819

FHLMC – 6.0%
130,573	6.500	03/01/13	139,218
187,100	6.500	04/01/13	199,487
84,014	6.500	05/01/13	89,576
198,860	6.500	06/01/13	212,027
442,396	5.000	12/01/13	470,423
497,520	4.000	01/01/14	518,034
1,432,571	8.000	12/01/15	1,534,910
280,230	6.000	05/01/17	300,486
1,335,668	5.000	10/01/17	1,419,986
1,482,519	5.000	11/01/17	1,573,529
2,429,635	5.000	01/01/18	2,581,199

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$1,587,110	5.000%	02/01/18		$1,686,933
5,863,855	5.000	03/01/18		6,234,007
2,896,666	5.500	01/01/19		3,108,258
4,638,567	5.000	12/01/19		4,923,766
1,359,627	5.500	01/01/20		1,452,146
593,211	5.500	05/01/20		633,577
525,812	5.500	07/01/20		561,592
439,337	7.000	04/01/21		488,233
224,897	7.000	08/01/21		249,927
1,974,516	7.000	03/01/22		2,187,588
599,152	7.000	05/01/22		663,807
2,348,055	7.000	06/01/22		2,601,436
32,958	4.500	05/01/23		34,182
22,996	7.000	12/01/25		25,252

				33,889,579

FNMA – 11.7%
2,499,500	4.000	05/01/10		2,532,000
2,968,769	4.000	06/01/10		2,986,302
370,894	6.000	09/01/11		389,113
573,446	6.500	04/01/12		597,390
1,043,557	6.000	05/01/12		1,109,798
265,503	6.500	05/01/12		277,675
825,342	6.000	06/01/12		877,760
298,645	6.500	06/01/12		312,622
4,567,777	5.500	01/01/13		4,773,977
1,168,256	4.500	08/01/13		1,205,107
5,126,531	4.500	09/01/13		5,284,939
638,423	8.000	01/01/16		693,430
682,296	7.000	03/01/17		736,018
186,276	7.000	05/01/17		201,005
5,884,465	5.500	03/01/18		6,305,476
567,808	5.500	04/01/18		608,353
10,139,274	5.000	07/01/19		10,777,399
496,595	5.000	08/01/19		526,334
1,460,377	5.000	09/01/19		1,547,739
1,713,887	5.000	10/01/19		1,816,588
2,160,844	5.000	11/01/19		2,290,281
2,444,582	5.000	12/01/19		2,590,951
777,050	5.000	01/01/20		823,418
417,865	5.000	02/01/20		442,903
533,160	5.000	03/01/20		565,107
35,824	5.000	07/01/20		37,971
221,579	7.000	07/01/21		245,742
380,893	7.000	11/01/21		422,429
123,648	7.000	12/01/21		137,132
280,483	7.000	01/01/22		311,068
69,715	7.000	02/01/22		77,317
765,577	4.500	04/01/23		794,368
215,151	7.000	01/01/28		236,675
225,645	6.500	04/01/33		244,173
37,124	5.500	02/01/36		38,891
347,044	5.000	01/01/37		359,259
35,844	5.500	01/01/38		37,565
451,698	5.000	03/01/38		467,069
737,856	5.500	06/01/38		772,469
1,000,000	5.500	TBA-30yr	(d)	1,045,938
11,000,000	6.000	TBA-30yr	(d)	11,488,125

				66,987,876

GNMA – 0.0%
44,161	7.000	12/15/25		47,801
110,231	7.000	04/15/26		121,397

				169,198

TOTAL FEDERAL AGENCIES				$181,579,036

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $215,634,745)				$217,762,127

Agency Debentures – 19.3%

FHLB
$7,900,000	3.250%	03/11/11		$8,186,739
11,100,000	0.500 (e)	07/27/11		11,108,791
FHLMC
43,800,000	2.000 (f)	03/16/11		44,059,033
5,400,000	1.750	07/27/11		5,438,248
4,300,000	2.125	03/23/12		4,379,645
2,600,000	1.750	06/15/12		2,613,725
5,000,000	5.125	10/23/12		5,014,055
FNMA
5,000,000	2.050	04/01/11		5,037,850
2,500,000	1.750	04/15/11		2,513,216
17,000,000	2.500	03/02/12		17,127,653
5,000,000	5.200	10/09/18		5,005,210

TOTAL AGENCY DEBENTURES
(Cost $110,028,941)				$110,484,165

Asset-Backed Securities – 3.8%

Auto – 2.7%
Bank of America Auto Trust Series 2009-1A, Class A2(g)
$5,250,000	1.700%	12/15/11		$5,281,323
Ford Credit Auto Owner Trust Series 2009-B, Class A3
10,000,000	2.790	08/15/13		10,210,995

				15,492,318

Credit Card(a) – 1.1%
Chase Issuance Trust Series 2009-A5, Class A5
6,000,000	1.043	06/15/12		6,019,124

TOTAL ASSET-BACKED SECURITIES
(Cost $21,440,557)				$21,511,442

Government Guarantee Obligations(h) – 7.2%

Citibank NA
$3,000,000	1.875%	05/07/12		$3,019,866
Citigroup Funding, Inc.
8,600,000	0.821 (a)	04/30/12		8,671,595

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Government Guarantee Obligations(h) – (continued)
Citigroup Funding, Inc. – (continued)

$3,600,000	1.875%	10/22/12	$3,609,450
2,700,000	2.250	12/10/12	2,736,353
General Electric Capital Corp.
3,000,000	1.800	03/11/11	3,037,266
8,600,000	0.518 (a)	06/01/12	8,641,719
2,100,000	2.000	09/28/12	2,111,703
2,000,000	0.292 (a)	12/21/12	1,999,362
6,000,000	2.625	12/28/12	6,147,306
GMAC, Inc.
1,200,000	2.200	12/19/12	1,212,811

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $40,987,117)			$41,187,431

U.S. Treasury Obligations – 4.8%

United States Treasury Inflation Protected Securities
$11,754,635	3.500%	01/15/11	$12,240,007
5,745,691	1.875	07/15/13	5,936,017
United States Treasury Notes
8,500,000	3.250	05/31/16	8,707,850
United States Treasury Principal-Only STRIPS(i)
1,500,000	0.000	11/15/26	726,659

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $27,272,095)			$27,610,533

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $415,363,455)			$418,555,698

Repurchase Agreement(j) – 32.8%

Joint Repurchase Agreement Account II
$187,400,000	0.061%	10/01/09	$187,400,000
Maturity Value: $187,400,318
(Cost $187,400,000)

TOTAL INVESTMENTS – 106.0%
(Cost $602,763,455)			$605,955,698

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.0)%			(34,563,597)

NET ASSETS – 100.0%			$571,392,101

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $12,534,063, which represents approximately 2.2% of net assets as of September 30, 2009.

(e)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2009.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,281,323, which represents approximately 0.9% of net assets as of September 30, 2009.

(h)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of the securities amounts to $41,187,431, which represents approximately 7.2% of net assets as of September 30, 2009.

(i)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 53.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	104	November 2009	$25,912,900	$11,575
Eurodollars	264	December 2009	65,755,800	254,297
Eurodollars	56	March 2010	13,912,500	57,460
Eurodollars	61	June 2010	15,102,075	64,360
Eurodollars	62	September 2010	15,288,425	91,718
Eurodollars	(28)	December 2010	(6,877,150)	(5,620)
Eurodollars	(26)	March 2011	(6,363,500)	(34,840)
2 Year U.S. Treasury Notes	48	December 2009	10,414,500	46,711
5 Year U.S. Treasury Notes	(538)	December 2009	(62,458,438)	(424,215)
10 Year U.S. Treasury Notes	105	December 2009	12,424,453	189,435
30 Year U.S. Treasury Bonds	(33)	December 2009	(4,005,375)	(110,326)

TOTAL				$140,555

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged			Upfront
	Notional		Payments	Payments		Payments made
	Amount	Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Banc of America Securities LLC	$800	12/16/16	3 month LIBOR	3.250%	$(1,260)	$16,928	$(18,188)
	900	12/16/16	3 month LIBOR	3.250	(1,418)	15,750	(17,168)
	900	12/16/16	3 month LIBOR	3.250	(1,418)	14,293	(15,711)
	2,700	12/16/16	3 month LIBOR	3.250	(4,253)	66,960	(71,213)
	5,400	12/16/16	3 month LIBOR	3.250	(8,507)	136,890	(145,397)
	12,500	08/14/17	4.955%	3 month LIBOR	423,398	—	423,398
	7,000	08/15/22	3 month LIBOR	5.078	(396,008)	—	(396,008)
	200	12/17/29	3 month LIBOR	4.000	(2,211)	5,313	(7,524)
	1,600	12/17/29	3 month LIBOR	4.000	(17,689)	107,878	(125,567)
Credit Suisse First Boston Corp.	2,900	12/17/29	3 month LIBOR	4.000	(32,062)	81,808	(113,870)
Deutsche Bank Securities, Inc.	300	12/16/16	3 month LIBOR	3.250	(473)	7,545	(8,018)
	700	12/16/16	3 month LIBOR	3.250	(1,102)	17,702	(18,804)
	2,300	12/16/16	3 month LIBOR	3.250	(3,623)	58,696	(62,319)
	6,300	09/05/17	4.568	3 month LIBOR	105,925	—	105,925
	3,600	12/16/19	3 month LIBOR	3.500	16,148	68,922	(52,774)
	3,700	09/06/22	3 month LIBOR	4.710	(102,536)	—	(102,536)
	500	12/17/29	3 month LIBOR	4.000	(5,528)	11,573	(17,101)
JPMorgan Securities, Inc.	700	12/16/16	3 month LIBOR	3.250	(1,103)	15,197	(16,300)
	9,700	12/16/16	3 month LIBOR	3.250	(15,281)	(9,326)	(5,955)
	100	12/17/29	3 month LIBOR	4.000	(1,106)	(1,773)	667

TOTAL					$(50,107)	$614,356	$(664,463)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accrual and cash flows occur subsequent to September 30, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2009, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Enhanced Income	$71,000,000

Government Income	29,100,000

Inflation Protected Securities	3,000,000

Short Duration Government	303,700,000

Ultra-Short Duration Government	187,400,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,033,500,000	0.08%	10/01/09	$1,033,502,297

Barclays Capital, Inc.	800,000,000	0.03	10/01/09	800,000,667

Barclays Capital, Inc.	2,250,000,000	0.04	10/01/09	2,250,002,500

Citigroup Global Markets, Inc.	1,500,000,000	0.06	10/01/09	1,500,002,500

Credit Suisse Securities (USA) LLC	1,000,000,000	0.03	10/01/09	1,000,000,833

Credit Suisse Securities (USA) LLC	1,950,000,000	0.07	10/01/09	1,950,003,792

Deutsche Bank Securities, Inc.	300,000,000	0.04	10/01/09	300,000,333

Deutsche Bank Securities, Inc.	1,150,000,000	0.08	10/01/09	1,150,002,556

JPMorgan Securities	500,000,000	0.04	10/01/09	500,000,556

JPMorgan Securities	4,121,500,000	0.07	10/01/09	4,121,508,014

Merrill Lynch & Co., Inc.	950,000,000	0.07	10/01/09	950,001,847

Morgan Stanley & Co.	2,160,300,000	0.05	10/01/09	2,160,303,000

RBS Securities, Inc.	500,000,000	0.07	10/01/09	500,000,972

UBS Securities LLC	1,295,000,000	0.08	10/01/09	1,295,002,878

Wachovia Capital Markets	550,000,000	0.07	10/01/09	550,001,069

TOTAL				$20,060,333,814

At September 30, 2009, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	3.800% to 6.900%	11/04/09 to 08/03/37

Federal Home Loan Bank	0.820 to 6.640	10/02/09 to 03/14/36

Federal Home Loan Mortgage Corp.	0.000 to 15.000	10/13/09 to 10/01/39

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/18

Federal National Mortgage Association	0.000 to 16.000	10/01/09 to 07/01/49

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	05/15/20

Government National Mortgage Association	4.500 to 6.000	07/15/35 to 09/15/39

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Inflation Protected Securities	0.625 to 4.250	01/15/10 to 01/15/15

U.S. Treasury Interest-Only Stripped Securities	0.000	11/30/09 to 08/15/19

U.S. Treasury Notes	1.750 to 7.250	08/31/11 to 02/15/18

U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/09 to 08/15/17

The aggregate market value of the collateral, including accrued interest, was $20,558,837,843.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2009 (Unaudited)

Enhanced
Income Fund

Assets:

Investments in securities, at value (identified cost $760,989,284, $961,395,391, $121,783,252, $2,565,493,402 and $415,363,455, respectively)	$767,242,524
Repurchase agreement, at value which equals cost	71,000,000
Cash	95,273
Receivables:
Fund shares sold	9,041,639
Interest	4,891,195
Due from broker — swap collateral	1,969,500
Investment securities sold	1,599,496
Reimbursement from investment adviser	15,963
Due from broker — variation margin	—
Swap contracts, at value (includes upfront payments made (received) of $0, $2,167,589, $0, $2,351,120 and $68,922, respectively)	—
Other assets	455

Total assets	855,856,045

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased	12,542,039
Fund shares redeemed	5,782,049
Swap contracts, at value (includes upfront payments made (received) of $0, $1,016,649, $0, $2,376,624 and $545,434, respectively)	1,537,263
Amounts owed to affiliates	219,141
Due to broker — variation margin	179,375
Income distribution	147,169
Due to broker — swap collateral	—
Forward sale contracts, at value (proceeds receivable of $6,745,885 for Government Income)	—
Accrued expenses	96,169

Total liabilities	20,503,205

Net Assets:

Paid-in capital	908,677,474
Accumulated undistributed (distribution in excess of) net investment income	1,077,705
Accumulated net realized gain (loss) from investment, futures and swap transactions	(77,875,909)
Net unrealized gain on investments, futures and swaps	3,473,570

NET ASSETS	$835,352,840

Net Assets:
Class A	$219,358,099
Class B	1,776,144
Class C	—
Institutional	611,313,312
Administration	2,905,285
Service	—
Class IR	—
Class R	—

Total Net Assets	$835,352,840

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	22,705,069
Class B	184,139
Class C	—
Institutional	63,342,590
Administration	300,054
Service	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$9.66
Class B	9.65
Class C	—
Institutional	9.65
Administration	9.68
Service	—
Class IR	—
Class R	—

(a)	Maximum public offering price per share for Class A shares of the Enhanced Income, Short Duration Government and Ultra-Short Duration Government Funds (NAV per share multiplied by 1.0152), Government Income and Inflation Protected Securities Funds (NAV per share multiplied by 1.0390) is $9.81, $10.63, $8.97, $15.96 and $11.23, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government	Inflation Protected	Short Duration	Ultra-Short Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$984,494,067	$123,559,971	$2,601,100,236	$418,555,698
29,100,000	3,000,000	303,700,000	187,400,000
941,243	17,783	—	91,062

1,676,154	27,317,073	144,021,147	11,267,731
4,620,550	615,881	11,937,672	1,570,491
4,850,000	—	—	—
125,442,195	625,897	8,004,605	2,359,845
94,903	4,284	308,537	25,419
23,838	6,102	1,380,467	—
2,436,784	—	3,262,946	545,471
61,174	222	45,676	626

1,153,740,908	155,147,213	3,073,761,286	621,816,343

—	—	726,513	—

157,482,601	—	93,769,816	46,001,742
3,765,301	129,451	14,468,847	3,100,440
7,481,473	—	3,568,306	595,578
694,687	57,570	1,620,042	259,985
—	—	—	36,759
539,140	29,526	1,090,258	325,996
—	—	650,424	—
6,834,122	—	—	—
254,900	88,031	255,782	103,742

177,052,224	304,578	116,149,988	50,424,242

949,965,315	153,114,406	2,881,348,985	742,022,503
432,500	658,979	221,087	(1,447,969)
9,001,785	(637,891)	39,715,941	(171,850,768)
17,289,084	1,707,141	36,325,285	2,668,335

$976,688,684	$154,842,635	$2,957,611,298	$571,392,101

$549,086,266	$62,498,170	$1,233,612,191	$266,001,934
37,871,147	—	5,092,446	—
38,867,634	13,618,379	159,938,070	—
252,051,157	78,604,671	1,422,316,860	302,355,357
—	—	—	—
97,370,100	—	135,527,619	2,777,842
82,733	23,544	1,124,112	256,968
1,359,647	97,871	—	—

$976,688,684	$154,842,635	$2,957,611,298	$571,392,101

35,737,661	5,783,306	117,805,093	30,080,841
2,464,920	—	488,156	—
2,529,848	1,256,317	15,371,553	—
16,427,858	7,252,398	136,260,489	34,175,302
—	—	—	—
6,352,114	—	13,001,503	312,595
5,387	2,175	107,320	29,080
88,576	9,039	—	—

$15.36	$10.81	$10.47	$8.84
15.36	—	10.43	—
15.36	10.84	10.40	—
15.34	10.84	10.44	8.85
—	—	—	—
15.33	—	10.42	8.89
15.36	10.82	10.47	8.84
15.35	10.83	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Enhanced
Income Fund

Investment income:

Interest	$6,433,006

Expenses:

Management fees	704,603
Transfer Agent fees(a)	171,440
Distribution and Service fees(a)	170,706
Custody and accounting fees	68,054
Professional fees	45,392
Registration fees	35,771
Printing fees	16,642
Trustee fees	8,400
Administration share fees	3,050
Service share fees — Shareholder Administration Plan	—
Service share fees — Service Plan	—
Other	20,640

Total expenses	1,244,698

Less — expense reductions	(204,213)

Net expenses	1,040,485

NET INVESTMENT INCOME	5,392,521

Realized and unrealized gain (loss) from investment, futures and swap transactions:

Net realized gain (loss) from:
Investment transactions	(13,018)
Futures transactions	(672,695)
Swap contracts	(272,544)
Net change in unrealized gain (loss) on:
Investments	8,752,557
Futures	(820,556)
Swap contracts	271,878

Net realized and unrealized gain from investment, futures and swap transactions	7,245,622

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,638,143

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$160,517	$10,189	$—	$—	$83,469	$1,325	$—	$86,158	$488	$—	$—	$—
Government Income	709,214	212,237	203,221	1,135	368,791	27,591	26,419	50,478	—	18,712	20	295
Inflation Protected Securities	66,088	—	45,253	63	34,365	—	5,883	10,019	—	—	9	17
Short Duration Government	1,340,135	27,625	709,989	—	696,870	3,591	92,299	225,212	—	20,412	264	—
Ultra-Short Duration Government	204,550	—	—	—	106,366	—	—	39,615	—	579	50	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government	Inflation Protected	Short Duration	Ultra-Short Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$19,709,601	$2,968,273	$34,771,093	$4,547,730

2,691,145	184,892	5,714,755	729,380
492,306	50,293	1,038,648	146,610
1,125,807	111,404	2,077,749	204,550
225,764	18,040	169,599	68,556
61,625	66,653	50,201	49,125
60,072	36,869	188,479	49,238
18,167	20,526	29,805	14,381
8,400	8,400	8,400	8,400
—	—	—	—
116,949	—	127,573	3,621
116,949	—	127,573	3,621
74,626	12,500	145,819	34,091

4,991,810	509,577	9,678,601	1,311,573

(425,600)	(183,160)	(542,302)	(123,887)

4,566,210	326,417	9,136,299	1,187,686

15,143,391	2,641,856	25,634,794	3,360,044

(4,335,711)	(116,397)	9,808,383	(4,856,055)
1,677,868	130,546	2,592,498	(945,955)
4,239,311	155,294	6,114,431	1,432,946

17,782,933	1,920,322	11,247,019	9,109,787
144,970	(46,903)	115,703	411,786
(5,484,708)	(96,563)	(4,594,857)	(656,442)

14,024,663	1,946,299	25,283,177	4,496,067

$29,168,054	$4,588,155	$50,917,971	$7,856,111

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the
	Six Months Ended	For the
	September 30, 2009	Fiscal Year Ended
	(Unaudited)	March 31, 2009

From operations:

Net investment income	$5,392,521	$7,795,203
Net realized gain (loss) from investment, futures and swap transactions	(958,257)	2,653,798
Net change in unrealized gain (loss) on investments, futures and swaps	8,203,879	(6,522,755)

Net increase (decrease) in net assets resulting from operations	12,638,143	3,926,246

Distributions to shareholders:

From net investment income
Class A Shares	(1,137,496)	(1,345,849)
Class B Shares	(13,507)	(76,716)
Class C Shares	—	—
Institutional Shares	(4,723,623)	(7,465,080)
Administration Shares	(23,946)	(9,412)
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(5,898,572)	(8,897,057)

From share transactions:

Net proceeds from sales of shares	773,549,818	211,580,167
Reinvestment of distributions	5,154,486	8,302,517
Cost of shares redeemed	(223,242,806)	(214,112,871)

Net increase (decrease) in net assets resulting from share transactions	555,461,498	5,769,813

TOTAL INCREASE (DECREASE)	562,201,069	799,002

Net assets:

Beginning of period	273,151,771	272,352,769

End of period	$835,352,840	$273,151,771

Accumulated undistributed (distribution in excess of) net investment income	$1,077,705	$1,583,756

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		Inflation Protected Securities Fund
For the		For the
Six Months Ended	For the	Six Months Ended	For the
September 30, 2009	Fiscal Year Ended	September 30, 2009	Fiscal Year Ended
(Unaudited)	March 31, 2009	(Unaudited)	March 31, 2009

$15,143,391	$36,692,347	$2,641,856	$49,077
1,581,468	9,783,089	169,443	(714,259)
12,443,195	513,077	1,776,856	(1,207,089)

29,168,054	46,988,513	4,588,155	(1,872,271)

(8,590,257)	(20,638,104)	(435,418)	(369,445)
(486,579)	(1,536,115)	—	—
(458,610)	(1,061,706)	(38,747)	(39,150)
(4,250,331)	(12,162,319)	(501,412)	(341,643)
—	—	—	—
(1,342,097)	(2,889,031)	—	—
(451)	(437)	(126)	(101)
(6,206)	(561)	(158)	(81)

—	(2,110,344)	—	(68,941)
—	(194,033)	—	—
—	(142,399)	—	(10,434)
—	(1,069,133)	—	(61,913)
—	(343,899)	—	—
—	(42)	—	(16)
—	(42)	—	(16)

—	—	—	(544,805)
—	—	—	(57,733)
—	—	—	(503,807)
—	—	—	(148)
—	—	—	(122)

(15,134,531)	(42,148,165)	(975,861)	(1,998,355)

210,488,801	578,861,324	67,747,115	110,380,565
11,188,562	30,338,019	714,569	1,731,429
(257,123,071)	(568,139,238)	(16,703,342)	(43,742,102)

(35,445,708)	41,060,105	51,758,342	68,369,892

(21,412,185)	45,900,453	55,370,636	64,499,266

998,100,869	952,200,416	99,471,999	34,972,733

$976,688,684	$998,100,869	$154,842,635	$99,471,999

$432,500	$423,640	$658,979	$(1,007,016)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Short Duration Government Fund
	For the
	Six Months Ended	For the
	September 30, 2009	Fiscal Year Ended
	(Unaudited)	March 31, 2009

From operations:

Net investment income	$25,634,794	$41,595,326
Net realized gain (loss) from investment, futures and swap transactions	18,515,312	37,375,726
Net change in unrealized gain on investments, futures and swaps	6,767,865	14,918,220

Net increase (decrease) in net assets resulting from operations	50,917,971	93,889,272

Distributions to shareholders:

From net investment income
Class A Shares	(10,592,396)	(16,596,736)
Class B Shares	(38,390)	(172,248)
Class C Shares	(882,625)	(1,397,742)
Institutional Shares	(13,090,130)	(25,757,718)
Service Shares	(932,253)	(2,388,586)
Class IR Shares	(4,584)	(475)
From net realized gains
Class A Shares	—	(3,468,685)
Class B Shares	—	(30,733)
Class C Shares	—	(414,271)
Institutional Shares	—	(3,777,576)
Service Shares	—	(588,692)
Class IR Shares	—	(52)

Total distributions to shareholders	(25,540,378)	(54,593,514)

From share transactions:

Net proceeds from sales of shares	1,913,102,359	1,860,917,698
Reinvestment of distributions	20,342,699	46,918,483
Cost of shares redeemed	(999,708,355)	(1,161,501,067)

Net increase (decrease) in net assets resulting from share transactions	933,736,703	746,335,114

TOTAL INCREASE (DECREASE)	959,114,296	785,630,872

Net assets:

Beginning of period	1,998,497,002	1,212,866,130

End of period	$2,957,611,298	$1,998,497,002

Accumulated undistributed (distribution in excess of) net investment income	$221,087	$126,671

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund
For the
Six Months Ended	For the
September 30, 2009	Fiscal Year Ended
(Unaudited)	March 31, 2009

$3,360,044	$13,944,276
(4,369,064)	(18,188,231)
8,865,131	3,143,832

7,856,111	(1,100,123)

(2,320,854)	(4,034,427)
—	—
—	—
(3,190,767)	(11,479,737)
(41,602)	(119,952)
(1,007)	(411)

—	—
—	—
—	—
—	—
—	—
—	—

(5,554,230)	(15,634,527)

471,928,264	291,613,112
3,521,789	9,888,428
(149,030,614)	(558,366,402)

326,419,439	(256,864,862)

328,721,320	(273,599,512)

242,670,781	516,270,293

$571,392,101	$242,670,781

$(1,447,969)	$746,217

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Enhanced Income	A, B, Institutional and Administration	Diversified

Government Income	A, B, C, Institutional, Service, IR and R	Diversified

Inflation Protected Securities	A, C, Institutional, IR and R	Diversified

Short Duration Government	A, B, C, Institutional, Service and IR	Diversified

Ultra-Short Duration Government	A, Institutional, Service and IR	Diversified

Class A Shares of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds are sold with front-end sales charges of up to 1.50%, 3.75%, 3.75%, 1.50% and 1.50%, respectively. Prior to July 29, 2009, the maximum Class A front-end sales charges for the Government Income, Inflation Protected Securities and Short Duration Government Funds were 4.50%, 4.50% and 2.00%, respectively. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, the Funds’ Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Administration, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider (i) yield or price with respect to bonds that are considered comparable in characteristics such

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are included in interest income in the accompanying Statements of Operations. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

G. Mortgage Dollar Rolls — The Funds (except for the Enhanced Income Fund) may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other party.

H. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

I. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

J. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

K. Derivatives — The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Funds’ books.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Funds invest in the following type of swap:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

In April 2009, the Funds adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of September 30, 2009. The derivatives contracts represent interest rate risk and are located on the Statements

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of Assets and Liabilities as derivatives assets and/or derivatives liabilities. The values in the table below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

	Derivative	Number of	Derivative		Number of
Fund	Assets(a)	Contracts	Liabilities(a)		Contracts
Enhanced Income	$768,811	556	$(3,548,481	)(b)	1,716
Government Income	4,944,557	1,572	(7,481,674	)(b)	13
Inflation Protected Securities	9,721	25	(79,299)		58
Short Duration Government	11,268,416	8,779	(5,822,221	)(b)	2,680
Ultra-Short Duration Government	1,261,027	703	(1,170,579	)(b)	642

(a)	Located on the Statements of Assets and Liabilities in Swap contracts, at value and Unrealized gain (loss) on futures contracts. The Unrealized gain (loss) on future contracts include cumulative appreciation (depreciation) described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Amounts include $1,537,263, $7,481,473, $3,568,306 and $595,578 for Enhanced Income, Government Income, Short Duration Government and Ultra-Short Duration Government Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities for the six months ended September 30, 2009 in accordance with ASC 815. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. The derivatives below represent interest rate risk and the corresponding gains (losses) are included in Net Realized gain (loss) from futures transactions and swap contracts, and Net change in Unrealized gain (loss) on futures and swap contracts on the Statements of Operations.

		Net Change in
	Net Realized Gain	Unrealized Gain
Fund	(Loss)	(Loss)

Enhanced Income	$(945,239)	$(548,678)
Government Income	5,917,179	(5,339,738)
Inflation Protected Securities	285,840	(143,466)
Short Duration Government	8,706,929	(4,479,154)
Ultra-Short Duration Government	486,991	(244,656)

3. AGREEMENTS

A. Management Agreement — Under the Agreement applicable to each Fund, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

For the six months ended September 30, 2009, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.20	%*

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54

Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.25	*

Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.47	0.47

Ultra-Short Duration Government	0.40	0.36	0.34	0.33	0.32	0.40	0.40

*	GSAM has voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rates.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2009, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Government Fund. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Enhanced Income	$5,200	$—	N/A

Government Income	29,500	100	$—

Inflation Protected Securities	26,600	N/A	—

Short Duration Government	53,300	—	—

Ultra-Short Duration Government	11,500	N/A	N/A

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. AGREEMENTS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Administration and Service Shares.

D. Service Plan, Shareholder Administration Plan and Administration Plan — The Trust, on behalf of Government Income, Short Duration Government and Ultra-Short Duration Government Funds, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. In addition, the Trust, on behalf of Enhanced Income Fund, has adopted an Administration Plan for Administration Shares. These plans allow for Service and Administration Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who each are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets value of the Service Shares. The Administration Plan provides compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets value of the Administration Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, Administration Share fees, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These expense limitations may be modified or terminated at any time at the option of GSAM. The Other Expense limitations for Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds as an annual percentage rate of average daily net assets are 0.064% (effective July 1, 2009), 0.004%, 0.044%, 0.004% and 0.054%, respectively. Prior to July 1, 2009 the Other Expense limitation for the Enhanced Income Fund was 0.014%. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses.
For the six months ended September 30, 2009, these expense reductions including any waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class B	Other	Total
	Management	Distribution and	Expense	Expense
Fund	Fees	Service Fees	Reimbursements	Reductions

Enhanced Income	$141	$—	$63	$204

Government Income	—	—	426	426

Inflation Protected Securities	45	N/A	138	183

Short Duration Government	—	4	538	542

Ultra-Short Duration Government	—	N/A	124	124

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

As of September 30, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Enhanced Income	$133	$44	$42	$219

Government Income	437	179	79	695

Inflation Protected Securities	25	23	10	58

Short Duration Government	1,052	377	191	1,620

Ultra-Short Duration Government	174	51	35	260

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Enhanced Income	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$36,494,404	$165,763,560	$—
Government Guarantee Obligations	—	207,074,077	—
Corporate Obligations	—	192,167,590	—
Foreign Debt Obligations	—	79,561,818	—
Asset-Backed Securities	—	68,076,992	177,816
Short-term Investments (including Repurchase Agreements)	—	88,926,267	—
Derivatives	768,811	—	—

Total	$37,263,215	$801,570,304	$177,816

Liabilities
Derivatives	$(2,011,218)	$(1,537,263)	$—

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2009:

Fixed Income
Asset-Backed
Securities

Beginning Balance as of April 1, 2009	$—
Realized Gain (Loss)	—
Unrealized Gain (Loss) relating to instruments still held at reporting date	(41,212)
Net Purchases (Sales)	(20,776)
Net Transfers in and/or out of Level 3	239,804

Ending Balance as of September 30, 2009	$177,816

Government Income	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$98,063,478	$203,545,301	$—
Government Guarantee Obligations	—	102,892,623	—
Mortgage-Backed Obligations	—	574,386,583	—
Municipal Debt Obligations	—	2,260,400	—
Asset-Backed Securities	—	3,345,682	—
Repurchase Agreements	—	29,100,000	—
Derivatives	2,507,773	2,436,784	—

Total	$100,571,251	$917,967,373	$—

Liabilities
Fixed Income — Forward Sales Contracts
Mortgage-Backed Obligations	$—	$(6,834,122)	$—
Derivatives	(201)	(7,481,473)	—

Total	$(201)	$(14,315,595)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

Inflation Protected Securities	Level 1	Level 2	Level 3

Assets
U.S. Treasuries	$123,559,971	$—	$—
Repurchase Agreements	—	3,000,000	—
Derivatives	9,721	—	—

Total	$123,569,692	$3,000,000	$—

Liabilities
Derivatives	$(79,299)	$—	$—

Short Duration Government	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$244,927,886	$859,455,326	$—
Government Guarantee Obligations	—	457,671,383	—
Mortgage-Backed Obligations	—	975,470,016	63,575,625
Repurchase Agreements	—	303,700,000	—
Derivatives	8,005,470	3,262,946	—

Total	$252,933,356	$2,599,559,671	$63,575,625

Liabilities
Derivatives	$(2,253,915)	$(3,568,306)	$—

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2009:

Fixed Income
Mortgage-Backed
Obligations

Beginning Balance as of April 1, 2009	$—
Realized Gain (Loss)	—
Unrealized Gain (Loss) relating to instruments still held at reporting date	163,359
Net Purchases (Sales)	63,412,266
Net Transfers in and/or out of Level 3	—

Ending Balance as of September 30, 2009	$63,575,625

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Ultra-Short Duration Government	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	$27,610,533	$110,484,165	$—
Government Guarantee Obligations	—	41,187,431	—
Mortgage-Backed Obligations	—	205,667,252	12,094,875
Asset-Backed Securities	—	21,511,442	—
Repurchase Agreements	—	187,400,000	—
Derivatives	715,556	545,471	—

Total	$28,326,089	$566,795,761	$12,094,875

Liabilities
Derivatives	$(575,001)	$(595,578)	$—

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2009:

Fixed Income
Mortgage-Backed
Obligations

Beginning Balance as of April 1, 2009	$—
Realized Gain (Loss)	—
Unrealized Gain (Loss) relating to instruments still held at reporting date	31,078
Net Purchases (Sales)	12,063,797
Net transfers in and/or out of Level 3	—

Ending Balance as of September 30, 2009	$12,094,875

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2009, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Enhanced Income	$189,272,003	$484,701,239	$108,485,126	$17,916,122

Government Income	2,779,662,663	137,727,044	2,735,041,510	78,221,558

Inflation Protected Securities	73,317,377	—	46,522,521	—

Short Duration Government	3,161,470,418	298,778,416	2,380,193,223	61,323,055

Ultra-Short Duration Government	225,988,610	70,891,179	29,100,276	23,269,545

For the six months ended September 30, 2009, Goldman Sachs earned approximately $16,100, $36,600, $1,000, $121,100 and $13,800 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

6. TAX INFORMATION

As of the most recent fiscal year end March 31, 2009, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows.

			Inflation		Ultra-Short
	Enhanced	Government	Protected	Short Duration	Duration
	Income	Income	Securities	Government	Government

Capital loss carryforward:[1]
Expiring 2010	$(65,331,932)	$—	$—	$—	$(54,199,739)
Expiring 2011	—	—	—	—	(55,920,321)
Expiring 2012	(7,658,641)	—	—	—	(24,528,394)
Expiring 2013	(352,397)	—	—	—	(7,818,636)
Expiring 2014	(320,682)	—	—	—	(2,842,873)
Expiring 2015	(987,433)	—	—	—	(4,261,952)
Expiring 2016	(2,472,185)				—
Expiring 2017	—	—	(538,622)	—	—

Total capital loss carryforward	$(77,123,270)	$—	$(538,622)	$—	$(149,571,915)

Timing differences (income distribution payable, post October losses, and straddles)	$(191,297)	$(6,058,971)	$(1,253,510)	$(2,393,552)	$(18,534,666)

[1]	Expiration occurs on March 31 of the year indicated.

As of September 30, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

			Inflation		Ultra-Short
	Enhanced	Government	Protected	Short Duration	Duration
	Income	Income	Securities	Government	Government

Tax Cost	$831,927,761	$989,729,855	$124,355,494	$2,867,718,661	$603,843,624

Gross unrealized gain	6,955,359	26,718,966	3,116,660	37,521,458	4,317,625
Gross unrealized loss	(640,596)	(2,854,754)	(912,183)	(439,883)	(2,205,551)

Net unrealized security gain	$6,314,763	$23,864,212	$2,204,477	$37,081,575	$2,112,074

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to differences related to the tax treatment of net mark-to-market gains/(losses) on regulated futures contracts, differences related to wash sales, treatment of swap transactions and premium amortization.

7. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain Goldman Sachs Fund of Funds Portfolios may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of September 30, 2009, the Goldman Sachs Balanced Strategy Portfolio was a beneficial owner of approximately 5% (as a percentage of outstanding shares) of the Short Duration Government Fund.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. OTHER RISKS (continued)

may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through November 24, 2009, the date that the financial statements were issued.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund
	For the Six Months Ended		For the Fiscal Year Ended
	September 30, 2009		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	21,448,165	$206,438,322	3,977,453	$37,925,567
Reinvestment of distributions	92,367	889,819	124,082	1,184,218
Shares converted from Class B(a)	4,515	43,502	24,377	233,041
Shares redeemed	(3,885,890)	(37,450,160)	(3,247,522)	(30,962,849)

	17,659,157	169,921,483	878,390	8,379,977

Class B Shares
Shares sold	11,577	111,252	24,146	229,518
Reinvestment of distributions	1,241	11,909	7,252	69,162
Shares converted to Class A(a)	(4,520)	(43,502)	(24,409)	(233,041)
Shares redeemed	(57,685)	(554,144)	(136,202)	(1,292,826)

	(49,387)	(474,485)	(129,213)	(1,227,187)

Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	58,594,619	563,385,975	18,152,696	173,077,247
Reinvestment of distributions	439,600	4,229,794	738,199	7,041,301
Shares redeemed	(19,119,407)	(184,182,658)	(19,107,125)	(181,534,287)

	39,914,812	383,433,111	(216,230)	(1,415,739)

Administration Shares
Shares sold	376,059	3,614,269	36,461	347,835
Reinvestment of distributions	2,379	22,964	820	7,836
Shares redeemed	(109,280)	(1,055,844)	(33,839)	(322,909)

	269,158	2,581,389	3,442	32,762

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	57,793,740	$555,461,498	536,389	$5,769,813

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Government Income Fund				Inflation Protected Securities Fund

For the Six Months Ended		For the Fiscal Year Ended		For the Six Months Ended		For the Fiscal Year Ended
September 30, 2009		March 31, 2009		September 30, 2009		March 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

6,706,531	$101,552,729	19,619,893	$291,967,198	2,370,303	$24,853,491	4,985,039	$53,424,202
474,097	7,193,319	1,254,486	18,613,561	33,672	354,241	82,361	833,811
176,885	2,669,145	277,612	4,131,237	—	—	—	—
(9,555,264)	(144,761,679)	(17,203,463)	(255,743,785)	(984,504)	(10,338,495)	(2,523,718)	(26,283,770)

(2,197,751)	(33,346,486)	3,948,528	58,968,211	1,419,471	14,869,237	2,543,682	27,974,243

210,488	3,191,514	1,292,600	19,188,493	—	—	—	—
26,026	394,714	93,631	1,389,231	—	—	—	—
(176,885)	(2,669,145)	(277,612)	(4,131,237)	—	—	—	—
(626,631)	(9,488,786)	(1,398,656)	(20,775,725)	—	—	—	—

(567,002)	(8,571,703)	(290,037)	(4,329,238)	—	—	—	—

572,359	8,659,802	1,826,343	27,135,720	756,029	8,002,638	937,587	10,031,530
20,198	306,244	55,083	817,542	2,715	28,608	8,703	87,504
(836,835)	(12,653,262)	(1,099,189)	(16,307,420)	(156,075)	(1,650,836)	(565,443)	(5,885,723)

(244,278)	(3,687,216)	782,237	11,645,842	602,669	6,380,410	380,847	4,233,311

4,641,243	70,163,135	11,741,618	174,132,495	3,237,676	34,792,717	4,367,819	46,924,605
160,038	2,425,169	519,779	7,693,904	31,463	331,436	79,914	809,629
(4,604,399)	(69,663,255)	(15,985,031)	(236,804,039)	(448,833)	(4,713,802)	(1,075,101)	(11,572,609)

196,882	2,925,049	(3,723,634)	(54,977,640)	2,820,306	30,410,351	3,372,632	36,161,625

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

1,686,494	25,479,837	4,480,253	66,405,064	—	—	—	—
56,963	862,459	123,054	1,822,700	—	—	—	—
(1,356,449)	(20,483,109)	(2,590,855)	(38,508,139)	—	—	—	—

387,008	5,859,187	2,012,452	29,719,625	—	—	—	—

4,661	70,716	6	94	1,184	12,428	—	—
29	451	33	479	12	126	26	266
(13)	(191)	(4)	(65)	(3)	(28)	—	—

4,677	70,976	35	508	1,193	12,526	26	266

90,089	1,371,068	2,153	32,260	8,043	85,841	23	228
408	6,206	40	602	14	158	22	219
(4,785)	(72,789)	(4)	(65)	(17)	(181)	—	—

85,712	1,304,485	2,189	32,797	8,040	85,818	45	447

(2,334,752)	$(35,445,708)	2,731,770	$41,060,105	4,851,679	$51,758,342	6,297,232	$68,369,892

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows (continued):

	Short Duration Government Fund
	For the Six Months Ended		For the Fiscal Year Ended
	September 30, 2009		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	69,519,545	$724,364,097	99,346,051	$1,011,007,253
Reinvestment of distributions	823,215	8,588,929	1,677,702	17,056,364
Shares converted from Class B(a)	13,684	142,437	52,043	528,840
Shares redeemed	(42,684,763)	(444,740,186)	(49,793,055)	(505,351,204)

	27,671,681	288,355,277	51,282,741	523,241,253

Class B Shares
Shares sold	4,523	46,817	932	9,726
Reinvestment of distributions	2,870	29,823	15,193	153,247
Shares converted to Class A(a)	(13,733)	(142,437)	(52,249)	(528,840)
Shares redeemed	(57,435)	(596,828)	(201,503)	(2,032,286)

	(63,775)	(662,625)	(237,627)	(2,398,153)

Class C Shares
Shares sold	6,024,896	62,355,071	10,387,640	105,265,482
Reinvestment of distributions	51,324	531,994	111,703	1,128,291
Shares redeemed	(2,644,956)	(27,391,958)	(2,625,447)	(26,539,791)

	3,431,264	35,495,107	7,873,896	79,853,982

Institutional Shares
Shares sold	100,565,105	1,044,850,297	58,775,815	596,482,137
Reinvestment of distributions	998,792	10,385,652	2,552,535	25,796,750
Shares redeemed	(47,678,887)	(495,151,332)	(54,317,878)	(549,430,218)

	53,885,010	560,084,617	7,010,472	72,848,669

Service Shares
Shares sold	7,732,739	80,235,239	14,780,638	148,102,275
Reinvestment of distributions	77,288	802,691	274,893	2,783,303
Shares redeemed	(3,051,072)	(31,631,089)	(7,648,038)	(78,147,525)

	4,758,955	49,406,841	7,407,493	72,738,053

Class IR Shares
Shares sold	119,895	1,250,838	4,920	50,825
Reinvestment of distributions	346	3,610	51	528
Shares redeemed	(18,911)	(196,962)	(4)	(43)

	101,330	1,057,486	4,967	51,310

NET INCREASE (DECREASE)	89,784,465	$933,736,703	73,341,942	$746,335,114

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Ultra-Short Duration Government Fund

For the Six Months Ended		For the Fiscal Year Ended
September 30, 2009		March 31, 2009

Shares	Dollars	Shares	Dollars

26,112,036	$230,797,218	14,276,979	$128,317,663
229,648	2,029,589	401,915	3,590,780
—	—	—	—
(7,433,585)	(65,714,571)	(13,395,307)	(119,438,406)

18,908,099	167,112,236	1,283,587	12,470,037

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

27,194,764	240,510,367	17,967,456	162,955,809
165,436	1,463,068	688,166	6,202,363
(9,357,176)	(82,745,637)	(48,665,824)	(437,931,329)

18,003,024	159,227,798	(30,010,202)	(268,773,157)

36,969	328,544	37,835	339,631
3,168	28,124	10,550	94,874
(58,992)	(524,221)	(111,308)	(996,667)

(18,855)	(167,553)	(62,923)	(562,162)

33,047	292,135	1	9
114	1,008	47	411
(5,225)	(46,185)	—	—

27,936	246,958	48	420

36,920,204	$326,419,439	(28,789,490)	$(256,864,862)

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$9.51	$0.08	$0.17	$0.25	$(0.10)
2009 - B	9.50	0.05	0.16	0.21	(0.06)
2009 - Institutional	9.50	0.10	0.16	0.26	(0.11)
2009 - Administration	9.53	0.08	0.17	0.25	(0.10)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	9.67	0.28	(0.12)	0.16	(0.32)
2009 - B	9.65	0.21	(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31	(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29	(0.11)	0.18	(0.33)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.72	0.16	(0.04)	0.12	(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (Commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

2006 - A	9.68	0.37	0.04	0.41	(0.36)
2006 - Institutional	9.67	0.40	0.04	0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	0.41	(0.37)

2005 - A	9.78	0.28	(0.10)	0.18	(0.28)
2005 - Institutional	9.77	0.32	(0.10)	0.22	(0.32)
2005 - Service	9.78	0.30	(0.12)	0.18	(0.29)

2004 - A	9.99	0.25	(0.19)	0.06	(0.27)
2004 - Institutional	9.98	0.30	(0.20)	0.10	(0.31)
2004 - Service	9.99	0.27	(0.19)	0.08	(0.29)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.66	2.62%	$219,358	0.63	%(c)	1.62	%(c)	0.70	%(c)	1.55	%(c)	27%
9.65	2.24	1,776	1.38	(c)	1.05	(c)	1.45	(c)	0.98	(c)	27
9.65	2.79	611,313	0.29	(c)	2.01	(c)	0.36	(c)	1.94	(c)	27
9.68	2.66	2,905	0.54	(c)	1.75	(c)	0.61	(c)	1.68	(c)	27

9.51	1.73	48,001	0.59		2.94		0.78		2.75		180
9.50	1.08	2,218	1.34		2.21		1.53		2.02		180
9.50	2.07	222,638	0.25		3.30		0.44		3.11		180
9.53	1.92	295	0.50		3.04		0.69		2.85		180

9.67	1.32	40,286	0.58	(c)	3.90	(c)	0.76	(c)	3.72	(c)	8
9.65	0.91	3,501	1.33	(c)	3.16	(c)	1.51	(c)	2.98	(c)	8
9.66	1.47	228,300	0.24	(c)	4.26	(c)	0.42	(c)	4.08	(c)	8
9.68	1.36	266	0.49	(c)	4.29	(c)	0.67	(c)	4.11	(c)	8

9.72	4.43	40,505	0.61		4.46		0.79		4.28		87
9.70	1.16	5,230	1.36	(c)	3.87	(c)	1.54	(c)	3.69	(c)	87
9.70	4.82	236,210	0.25		4.82		0.43		4.64		87
9.72	4.88	254	0.50		4.40		0.68		4.22		87

9.73	4.26	36,333	0.62		3.77		0.78		3.61		67
9.72	4.66	173,430	0.25		4.15		0.41		3.99		67
9.71	4.29	1,703	0.50		3.91		0.66		3.75		67

9.68	1.88	65,645	0.64		2.94		0.79		2.80		49
9.67	2.28	301,362	0.25		3.34		0.40		3.19		49
9.67	1.92	2,568	0.50		3.09		0.65		2.94		49

9.78	0.63	150,537	0.65		2.61		0.73		2.53		51
9.77	1.04	492,276	0.25		3.02		0.33		2.94		51
9.78	0.79	38,881	0.50		2.75		0.58		2.67		51

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$15.14	$0.23	$0.22	$0.45	$(0.23)	$—	$(0.23)
2009 - B	15.14	0.17	0.22	0.39	(0.17)	—	(0.17)
2009 - C	15.14	0.17	0.22	0.39	(0.17)	—	(0.17)
2009 - Institutional	15.12	0.26	0.22	0.48	(0.26)	—	(0.26)
2009 - Service	15.11	0.22	0.22	0.44	(0.22)	—	(0.22)
2009 - IR	15.14	0.23	0.24	0.47	(0.25)	—	(0.25)
2009 - R	15.14	0.20	0.23	0.43	(0.22)	—	(0.22)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	15.07	0.57	0.16	0.73	(0.60)	(0.06)	(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	14.79	0.26	0.28	0.54	(0.26)	—	(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - IR (Commenced November 30, 2007)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007)	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

2006 - A	14.57	0.55	0.08	0.63	(0.56)	— (e)	(0.56)
2006 - B	14.57	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - C	14.56	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - Institutional	14.55	0.60	0.09	0.69	(0.61)	— (e)	(0.61)
2006 - Service	14.54	0.53	0.08	0.61	(0.54)	— (e)	(0.54)

2005 - A	15.00	0.43	(0.30)	0.13	(0.39)	(0.17)	(0.56)
2005 - B	15.00	0.30	(0.28)	0.02	(0.28)	(0.17)	(0.45)
2005 - C	14.99	0.31	(0.29)	0.02	(0.28)	(0.17)	(0.45)
2005 - Institutional	14.98	0.46	(0.27)	0.19	(0.45)	(0.17)	(0.62)
2005 - Service	14.98	0.41	(0.31)	0.10	(0.37)	(0.17)	(0.54)

2004 - A	14.88	0.39	0.33	0.72	(0.47)	(0.13)	(0.60)
2004 - B	14.88	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - C	14.87	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - Institutional	14.85	0.46	0.33	0.79	(0.53)	(0.13)	(0.66)
2004 - Service	14.85	0.37	0.34	0.71	(0.45)	(0.13)	(0.58)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months	For the
Ended September 30,	Periods Ended
2009	2009	2008	2007	2006
237%	373%	119%	117%	690%

Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$15.36	3.00%	$549,086	0.92	%(d)	3.03	%(d)	1.01	%(d)	2.94	%(d)	282%
15.36	2.61	37,871	1.67	(d)	2.29	(d)	1.76	(d)	2.20	(d)	282
15.36	2.60	38,868	1.67	(d)	2.29	(d)	1.76	(d)	2.20	(d)	282
15.34	3.18	252,051	0.58	(d)	3.37	(d)	0.67	(d)	3.28	(d)	282
15.33	2.92	97,370	1.08	(d)	2.87	(d)	1.17	(d)	2.78	(d)	282
15.36	3.13	83	0.67	(d)	3.10	(d)	0.76	(d)	3.01	(d)	282
15.35	2.85	1,360	1.17	(d)	2.73	(d)	1.26	(d)	2.64	(d)	282

15.14	5.00	574,520	0.92		3.84		0.98		3.78		386
15.14	4.22	45,916	1.67		3.10		1.73		3.04		386
15.14	4.19	42,004	1.67		3.07		1.73		3.01		386
15.12	5.37	245,475	0.58		4.21		0.64		4.15		386
15.11	4.85	90,132	1.08		3.66		1.14		3.60		386
15.14	5.19	11	0.67		4.06		0.73		4.00		386
15.14	4.85	43	1.17		3.55		1.23		3.49		386

15.07	3.63	512,301	0.90	(d)	4.20	(d)	0.99	(d)	4.11	(d)	161
15.07	3.31	50,078	1.65	(d)	3.46	(d)	1.74	(d)	3.37	(d)	161
15.07	3.37	30,010	1.65	(d)	3.44	(d)	1.74	(d)	3.35	(d)	161
15.05	3.79	300,342	0.56	(d)	4.56	(d)	0.65	(d)	4.47	(d)	161
15.04	3.57	59,449	1.06	(d)	4.03	(d)	1.15	(d)	3.94	(d)	161
15.08	1.85	10	0.66	(d)	4.24	(d)	0.78	(d)	4.12	(d)	161
15.08	1.65	10	1.16	(d)	3.86	(d)	1.28	(d)	3.74	(d)	161

14.79	5.13	434,917	0.94		4.11		1.02		4.03		141
14.79	4.34	49,393	1.69		3.44		1.77		3.36		141
14.78	4.35	22,078	1.69		3.37		1.77		3.29		141
14.77	5.45	323,764	0.58		4.49		0.66		4.41		141
14.76	5.00	45,154	1.08		3.99		1.16		3.91		141

14.64	4.40	432,762	0.95		3.77		1.04		3.68		766
14.64	3.62	18,713	1.70		3.03		1.79		2.94		766
14.63	3.63	16,931	1.70		3.04		1.79		2.95		766
14.63	4.86	146,784	0.58		4.18		0.67		4.09		766
14.61	4.27	23,461	1.08		3.67		1.17		3.58		766

14.57	0.80	729,958	0.97		2.83		1.07		2.73		256
14.57	0.04	24,882	1.72		2.08		1.83		1.97		256
14.56	0.11	18,692	1.72		2.08		1.83		1.97		256
14.55	1.26	60,747	0.58		3.20		0.69		3.08		256
14.54	0.69	16,198	1.08		2.74		1.18		2.64		256

15.00	4.99	494,883	0.98		2.60		1.17		2.41		609
15.00	4.21	32,782	1.73		1.93		1.92		1.74		609
14.99	4.14	20,778	1.73		1.91		1.92		1.72		609
14.98	5.35	69,770	0.58		3.12		0.77		2.93		609
14.98	4.90	9,467	1.08		2.55		1.27		2.36		609

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income (loss)		gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$10.51	$0.24	(b)	$0.15	$0.39	$(0.09)	$—	$—	$(0.09)
2009 - C	10.54	0.19	(b)	0.16	0.35	(0.05)	—	—	(0.05)
2009 - Institutional	10.54	0.26	(b)	0.15	0.41	(0.11)	—	—	(0.11)
2009 - IR	10.53	0.24	(b)	0.15	0.39	(0.10)	—	—	(0.10)
2009 - R	10.53	0.18	(b)	0.20	0.38	(0.08)	—	—	(0.08)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	11.07	0.04		(0.35)	(0.31)	(0.09)	(0.02)	(0.14)	(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

FOR THE PERIOD ENDED MARCH 31,

2008 - A (Commenced August 31, 2007)	10.00	0.27	(b)	0.93	1.20	(0.13)	—	—	(0.13)
2008 - C (Commenced August 31, 2007)	10.00	0.29	(b)	0.91	1.20	(0.09)	—	—	(0.09)
2008 - Institutional (Commenced August 31, 2007)	10.00	0.24	(b)	1.02	1.26	(0.15)	—	—	(0.15)
2008 - IR (Commenced November 30, 2007)	10.56	0.17	(b)	0.46	0.63	(0.10)	—	—	(0.10)
2008 - R (Commenced November 30, 2007)	10.56	0.16	(b)	0.45	0.61	(0.08)	—	—	(0.08)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.81	3.72%	$62,498	0.67	%(c)	4.65	%(c)	1.00	%(c)	4.32	%(c)	42%
10.84	3.32	13,618	1.42	(c)	3.65	(c)	1.75	(c)	3.32	(c)	42
10.84	3.88	78,605	0.33	(c)	4.98	(c)	0.66	(c)	4.65	(c)	42
10.82	3.74	24	0.42	(c)	4.62	(c)	0.75	(c)	4.29	(c)	42
10.83	3.58	98	0.92	(c)	3.38	(c)	1.25	(c)	3.05	(c)	42

10.51	(2.68)	45,855	0.67		0.41		1.19		(0.11)		44
10.54	(3.49)	6,890	1.42		(0.57)		1.94		(1.09)		44
10.54	(2.33)	46,706	0.33		(0.25)		0.85		(0.77)		44
10.53	(2.45)	10	0.42		1.44		0.94		0.92		44
10.53	(2.90)	11	0.92		1.01		1.44		0.49		44

11.07	12.09	20,155	0.67	(c)	4.37	(c)	4.22	(c)	0.82	(c)	1
11.11	12.02	3,031	1.42	(c)	4.61	(c)	4.97	(c)	1.06	(c)	1
11.11	12.62	11,765	0.32	(c)	3.95	(c)	3.87	(c)	0.40	(c)	1
11.09	5.98	11	0.42	(c)	4.80	(c)	4.68	(c)	0.54	(c)	1
11.09	5.81	11	0.92	(c)	4.31	(c)	5.18	(c)	0.05	(c)	1

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$10.36	$0.10	$0.11	$0.21	$(0.10)	$—	$(0.10)
2009 - B	10.32	0.07	0.11	0.18	(0.07)	—	(0.07)
2009 - C	10.30	0.06	0.10	0.16	(0.06)	—	(0.06)
2009 - Institutional	10.33	0.12	0.11	0.23	(0.12)	—	(0.12)
2009 - Service	10.31	0.09	0.12	0.21	(0.10)	—	(0.10)
2009 - IR	10.36	0.11	0.12	0.23	(0.12)	—	(0.12)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	10.14	0.27	0.31	0.58	(0.31)	(0.05)	(0.36)
2009 - B	10.10	0.22	0.30	0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19	0.33	0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31	0.31	0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25	0.32	0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30	0.31	0.61	(0.34)	(0.05)	(0.39)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.79	0.17	0.34	0.51	(0.16)	—	(0.16)
2008 - B	9.76	0.15	0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14	0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18	0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16	0.33	0.49	(0.15)	—	(0.15)
2008 - IR (Commenced November 30, 2007)	9.91	0.15	0.21	0.36	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.67	0.37	0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32	0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30	0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41	0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36	0.11	0.47	(0.35)	—	(0.35)

2006 - A	9.65	0.33	0.03	0.36	(0.34)	—	(0.34)
2006 - B	9.62	0.26	0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26	0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37	0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32	0.03	0.35	(0.33)	—	(0.33)

2005 - A	9.86	0.24	(0.19)	0.05	(0.26)	—	(0.26)
2005 - B	9.83	0.19	(0.20)	(0.01)	(0.20)	—	(0.20)
2005 - C	9.81	0.17	(0.20)	(0.03)	(0.19)	—	(0.19)
2005 - Institutional	9.84	0.29	(0.20)	0.09	(0.30)	—	(0.30)
2005 - Service	9.82	0.23	(0.19)	0.04	(0.25)	—	(0.25)

2004 - A	9.99	0.24	(0.06)	0.18	(0.30)	(0.01)	(0.31)
2004 - B	9.95	0.19	(0.06)	0.13	(0.24)	(0.01)	(0.25)
2004 - C	9.93	0.17	(0.06)	0.11	(0.22)	(0.01)	(0.23)
2004 - Institutional	9.96	0.28	(0.05)	0.23	(0.33)	(0.02)	(0.35)
2004 - Service	9.95	0.22	(0.05)	0.17	(0.29)	(0.01)	(0.30)

*    The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months	For the
Ended September 30,	Periods Ended
2009	2009	2008	2007
97%	307%	55%	96%
      Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$10.47	2.07%	$1,233,612	0.85	%(d)	2.00	%(d)	0.89	%(d)	1.96	%(d)	107%
10.43	1.77	5,092	1.45	(d)	1.43	(d)	1.64	(d)	1.24	(d)	107
10.40	1.60	159,938	1.60	(d)	1.25	(d)	1.64	(d)	1.21	(d)	107
10.44	2.25	1,422,317	0.51	(d)	2.32	(d)	0.55	(d)	2.28	(d)	107
10.42	2.00	135,528	1.01	(d)	1.82	(d)	1.05	(d)	1.78	(d)	107
10.47	2.19	1,124	0.60	(d)	2.15	(d)	0.64	(d)	2.11	(d)	107

10.36	5.90	933,942	0.86		2.63		0.91		2.58		308
10.32	5.29	5,698	1.46		2.01		1.66		1.81		308
10.30	5.25	122,944	1.61		1.84		1.66		1.79		308
10.33	6.28	850,831	0.52		3.11		0.57		3.06		308
10.31	5.76	85,020	1.02		2.43		1.07		2.38		308
10.36	6.16	62	0.61		2.99		0.66		2.94		308

10.14	5.23	393,830	0.88	(d)	4.11	(d)	0.94	(d)	4.05	(d)	61
10.10	4.88	7,975	1.48	(d)	3.52	(d)	1.69	(d)	3.31	(d)	61
10.07	4.83	40,967	1.63	(d)	3.36	(d)	1.69	(d)	3.30	(d)	61
10.11	5.29	761,654	0.53	(d)	4.44	(d)	0.59	(d)	4.38	(d)	61
10.09	5.08	8,429	1.03	(d)	3.96	(d)	1.09	(d)	3.90	(d)	61
10.14	3.67	10	0.63	(d)	4.30	(d)	0.69	(d)	4.24	(d)	61

9.79	5.25	303,073	0.90		3.85		0.97		3.78		102
9.76	4.65	9,263	1.50		3.26		1.71		3.05		102
9.73	4.51	29,944	1.65		3.10		1.72		3.04		102
9.77	5.77	630,240	0.54		4.23		0.61		4.16		102
9.75	5.14	8,141	1.04		3.68		1.10		3.62		102

9.67	3.84	323,915	0.91		3.35		0.99		3.27		100
9.64	3.24	14,433	1.51		2.73		1.74		2.50		100
9.61	3.09	41,691	1.66		2.59		1.74		2.51		100
9.64	4.13	468,033	0.54		3.72		0.62		3.64		100
9.63	3.72	12,177	1.04		3.22		1.12		3.14		100

9.65	0.50	327,365	0.93		2.50		0.99		2.44		98
9.62	(0.10)	23,602	1.54		1.95		1.74		1.75		98
9.59	(0.35)	57,078	1.69		1.80		1.74		1.75		98
9.63	0.89	517,492	0.54		2.87		0.60		2.81		98
9.61	0.39	13,009	1.04		2.38		1.10		2.32		98

9.86	1.81	321,863	0.94		2.41		1.00		2.35		249
9.83	1.31	38,526	1.54		1.85		1.75		1.64		249
9.81	1.16	90,317	1.69		1.71		1.75		1.65		249
9.84	2.33	382,008	0.54		2.79		0.60		2.73		249
9.82	1.72	11,047	1.04		2.22		1.10		2.16		249

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT-DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$8.77	$0.07	$0.13	$0.20	$(0.13)
2009 - Institutional	8.77	0.09	0.14	0.23	(0.15)
2009 - Service	8.81	0.07	0.14	0.21	(0.13)
2009 - IR	8.76	0.07	0.16	0.23	(0.15)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	9.14	0.30	(0.32)	(0.02)	(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.28	0.15	(0.12)	0.03	(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR (Commenced November 30, 2007)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

2006 - A	9.27	0.32	0.05	0.37	(0.37)
2006 - Institutional	9.28	0.35	0.05	0.40	(0.41)
2006 - Service	9.31	0.31	0.05	0.36	(0.36)

2005 - A	9.33	0.20	(0.01)	0.19	(0.25)
2005 - Institutional	9.34	0.23	— (e)	0.23	(0.29)
2005 - Service	9.37	0.19	(0.01)	0.18	(0.24)

2004 - A	9.47	0.19	(0.04)	0.15	(0.29)
2004 - Institutional	9.48	0.23	(0.04)	0.19	(0.33)
2004 - Service	9.50	0.18	(0.03)	0.15	(0.28)

*   The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months	For the
Ended September 30,	Periods Ended
2009	2008	2007
17%	10%	78%
      The fund did not have any mortgage dollar roll transactions for the fiscal year end March 31, 2009.
      Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT-DURATION GOVERNMENT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$8.84	2.34%	$266,002	0.83	%(d)	1.63	%(d)	0.90	%(d)	1.56	%(d)	18%
8.85	2.63	302,355	0.49	(d)	2.02	(d)	0.56	(d)	1.95	(d)	18
8.89	2.36	2,778	0.99	(d)	1.68	(d)	1.06	(d)	1.61	(d)	18
8.84	2.59	257	0.58	(d)	1.53	(d)	0.65	(d)	1.46	(d)	18

8.77	(0.26)	97,936	0.83		3.39		0.90		3.32		163
8.77	0.07	141,806	0.49		3.74		0.56		3.67		163
8.81	(0.42)	2,919	0.99		3.22		1.06		3.15		163
8.76	(0.13)	10	0.58		3.81		0.65		3.74		163

9.14	0.31	90,398	0.81	(d)	3.94	(d)	0.87	(d)	3.88	(d)	28
9.14	0.46	422,242	0.47	(d)	4.26	(d)	0.53	(d)	4.20	(d)	28
9.18	0.25	3,620	0.98	(d)	3.81	(d)	1.04	(d)	3.75	(d)	28
9.14	0.20	10	0.57	(d)	3.93	(d)	0.60	(d)	3.90	(d)	28

9.28	5.02	106,648	0.85		3.86		0.89		3.82		94
9.28	5.41	406,895	0.49		4.22		0.53		4.18		94
9.32	4.86	3,590	0.99		3.68		1.02		3.64		94

9.27	4.20	122,379	0.86		3.46		0.91		3.41		57
9.27	4.36	317,956	0.49		3.83		0.54		3.78		57
9.31	3.93	17,478	0.99		3.32		1.04		3.27		57

9.27	1.98	190,210	0.89		2.20		0.89		2.20		71
9.28	2.49	584,628	0.49		2.59		0.50		2.58		71
9.31	1.97	42,642	0.99		2.06		1.00		2.05		71

9.33	1.61	373,650	0.88		2.12		0.88		2.12		103
9.34	2.02	1,158,844	0.48		2.49		0.48		2.49		103
9.37	1.61	53,241	0.98		1.95		0.98		1.95		103

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund				Short Duration Government Fund				Ultra-Short Duration Government Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/1/09	9/30/09		9/30/09*	4/1/09	9/30/09		9/30/09*	4/1/09	9/30/09		9/30/09*	4/1/09	9/30/09		9/30/09*	4/1/09	9/30/09		9/30/09*
Class A
Actual	$1,000	$1,026.20		$3.20	$1,000	$1,030.00		$4.68	$1,000	$1,037.20		$3.42	$1,000	$1,020.70		$4.31	$1,000	$1,023.40		$4.21
Hypothetical 5% return	1,000	1,021.91	+	3.19	1,000	1,020.46	+	4.66	1,000	1,021.71	+	3.40	1,000	1,020.81	+	4.31	1,000	1,020.91	+	4.20

Class B
Actual	1,000	1,022.40		7.00	1,000	1,026.10		8.48	N/A	N/A		N/A	1,000	1,017.70		7.33	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.15	+	6.98	1,000	1,016.70	+	8.44	N/A	N/A		N/A	1,000	1,017.80	+	7.33	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000	1,026.00		8.48	1,000	1,033.20		7.24	1,000	1,016.00		8.09	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.70	+	8.44	1,000	1,017.95	+	7.18	1,000	1,017.05	+	8.09	N/A	N/A		N/A

Institutional
Actual	1,000	1,027.90		1.47	1,000	1,031.80		2.95	1,000	1,038.80		1.69	1,000	1,022.50		2.59	1,000	1,026.30		2.49
Hypothetical 5% return	1,000	1,023.61	+	1.47	1,000	1,022.16	+	2.94	1,000	1,023.41	+	1.67	1,000	1,022.51	+	2.59	1,000	1,022.61	+	2.48

Administration
Actual	1,000	1,026.60		2.74	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,022.36	+	2.74	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000	1,029.20		5.49	N/A	N/A		N/A	1,000	1,020.00		5.11	1,000	1,023.60		5.02
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.65	+	5.47	N/A	N/A		N/A	1,000	1,020.00	+	5.11	1,000	1,020.10	+	5.01

Class IR
Actual	N/A	N/A		N/A	1,000	1,031.30		3.41	1,000	1,037.40		2.15	1,000	1,021.90		3.04	1,000	1,025.90		2.95
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,021.71	+	3.40	1,000	1,022.96	+	2.13	1,000	1,022.06	+	3.04	1,000	1,022.16	+	2.94

Class R
Actual	N/A	N/A		N/A	1,000	1,028.50		5.95	1,000	1,035.80		4.70	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.20	+	5.92	1,000	1,020.46	+	4.66	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R

Enhanced Income	0.63%	1.38%	N/A	0.29%	0.54%	N/A	N/A	N/A
Government Income	0.92	1.67	1.67%	0.58	N/A	1.08%	0.67%	1.17%
Inflation Protected Securities	0.67	N/A	1.42	0.33	N/A	N/A	0.42	0.92
Short Duration Government	0.85	1.45	1.60	0.51	N/A	1.01	0.60	N/A
Ultra-Short Duration Government	0.83	N/A	N/A	0.49	N/A	0.99	0.58	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Enhanced Income, Goldman Sachs Ultra-Short Duration Government, Goldman Sachs Short Duration Government, Goldman Sachs Inflation Protected Securities, and Goldman Sachs Government Income Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates;

(b)	the Funds’ investment performance;

(c)	the Funds’ management fee arrangements;

(d)	the voluntary undertakings of the Investment Adviser and the Funds’ affiliated distributor to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings;

(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreements;

(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;

(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;

(i)	a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(j)	capacity issues relating to the securities in which the Funds invest;

(k)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and

(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Funds; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services; (h) the terms of the Management Agreements and agreements with other service providers entered into by the Trust on behalf of the Funds; (i) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (j) portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Funds’ distribution plan; and (n) an annual review of the effectiveness of the Funds’ compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and any breakpoints in the fee rates payable by each Fund under the Management Agreements.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds offering Service or Administration Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.

Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreements as they applied to each Fund.

In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Adviser’s investment management and other services provided under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008, to the extent that each Fund had been in existence for those periods. The Independent Trustees also compared the performance of the Enhanced Income and Short Duration Government Funds to that of the Investment Adviser’s institutional composites of the performance of other accounts having similar investment objectives and policies (the investment objectives and policies of the other Funds were not sufficiently similar to those of any of the Investment Adviser’s institutional composites). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, credit and duration parameters, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that each of the Funds had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Inflation Protected Securities Fund, since 2008), comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the management fee payable by the Enhanced Income and Inflation Protected Securities Funds, as well as Goldman Sachs’ voluntary undertaking to waive a portion of the Rule 12b-1 fees attributable to the Short Duration Government Fund’s Class B Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
Average Daily	Income	Income	Securities	Government	Government
Net Assets	Fund	Fund	Fund	Fund	Fund

First $1 billion	0.25%	0.54%	0.33%	0.50%	0.40%
Next $1 billion	0.23	0.49	0.30	0.45	0.36
Next $3 billion	0.22	0.47	0.28	0.43	0.34
Next $3 billion	0.22	0.46	0.27	0.42	0.33
Over $8 billion	0.22	0.45	0.26	0.41	0.32

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the voluntary undertakings of the Investment Adviser and Goldman Sachs to limit certain fees and other expenses to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

Other Benefits to the Funds and Their Shareholders

The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreements, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2010.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $761 billion in assets under management as of June 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Small Cap Value Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity
Fund
■ Structured International Tax-
Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend
and Premium Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2]
Fundamental Equity International
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President Peter V. Bonanno, Secretary George F. Travers, Principal Financial Officer* Scott M. McHugh, Treasurer* * Effective October 16, 2009

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

A Prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Copyright 2009 Goldman, Sachs & Co.  All rights reserved.  28740.MF.TMPL SDFISAR09/72K/11-09

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: December 2, 2009

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: December 2, 2009